                                             [LOGO OF GOVETT FUNDS APPEARS HERE]

                                                                   ANNUAL REPORT

                                                               December 31, 1997

                      [LOGO OF GOVETT FUNDS APPEARS HERE]

CONTENTS



LETTER TO THE SHAREHOLDERS      1

PORTFOLIO MANAGEMENT REVIEW     2

FINANCIAL STATEMENTS           15

Letter to shareholders

February 19, 1998

To Our Shareholders:

For many investors, 1997 will be remembered as a year in which the Asian miracle had a major setback. But it should also be recalled as a year in which other emerging markets such as Latin America, Eastern Europe and India stood strong.

In developed markets, European companies continued to move in the direction of putting shareholder interests first, while Japan's rebound was stalled by its neighbors' difficulties. However, U.S. markets showed remarkable resiliency, posting a third consecutive gain of 20 percent or more, although the emphasis remained with large company stocks. In addition, investors sought U.S. Treasury bonds as a safe haven. Due to increasing demand for these bonds and almost no inflation, bond yields fell to historically low levels.

The AIB Govett Group has more than 70 years of experience investing in high growth markets such as Asia. Because these markets are volatile, it is very important to look at these investments as part of a long-term, balanced investment program. Indeed, it is precisely the strategy of the long-term investor, not the speculator, to stick to a disciplined investment program when times are particularly challenging. Over the long haul, we believe that these emerging economies will grow faster than most of those in the developed world.

On the following pages, you'll find individual discussions about the performance of each fund, followed by a list of portfolio holdings and the 1997 financial statements. We also want to point out that, as of January 1, 1998, AIB Govett, Inc. became investment advisor, with AIB Govett Asset Management Limited (formerly John Govett & Co. Limited) as subadvisor. This represents a reorganization of functions in the AIB Govett Group. There was no change in management of the funds.

To better serve your investment needs, we recently added a 24-hour telephone service so that you can obtain account information and make a variety of transactions. We combined shareholders' multiple accounts into one statement, rather than mailing separate statements for each fund. And we were able to reduce expenses and improve services by changing the Funds' auditors, transfer agent and distributor.

Thank you for investing in the Govett Funds.

/s/ Keith Mitchell

Keith Mitchell
President
AIB Govett, Inc.

---------------
Govett Funds are distributed by FPS Broker Services, Inc., 3200 Horizon Drive, PO Box 61503, King of Prussia, PA 19406 (2/98)

Investors need to be aware that investing internationally poses special risks, such as currency fluctuations, economic and political risks and risks not associated with domestic securities. See the prospectus for details.

Investors should be aware that investing in the Smaller Companies Fund can pose special risks related to the relatively small size of the companies in which it invests. See the prospectus for details.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the FDIC, the Federal Reserve or any other agency.

------------------------------
PORTFOLIO MANAGEMENT REVIEW
------------------------------

Govett International Equity Fund

Market Conditions During 1997
Although the events in Asia cast a pall over the global economy, the good news continues to be the strength of the U.S. and European markets. Meanwhile, inflation remains subdued in the developed countries in which the Fund primarily invests.

In Europe, companies are increasingly gearing their strategy to do business with the entire continent, instead of operating narrowly in a single-country market. Seeking economies of scale, corporations in the banking, food and beverage, and publishing industries are consolidating. These consolidations have led to increases in some of the companies' stock prices.

In Japan, the government tightened fiscal policy before the economy was strong enough to cope with it. This step depressed consumption much more than most investors expected. Just as consumer spending began to accelerate in the summer, the Asian crisis and bankruptcies in the Japanese financial sector led to deteriorating economic performance there.

Fund Performance During 1997
Total return for the year was -0.71% (without a Class A front-end sales charge). When maximum front-end sales charges of 4.95% are taken into account, the Fund's total return was -5.63%. Both total return calculations include investment of capital gains distributions of 23 cents per share. In comparison, the MSCI Europe, Australia and Far East ("EAFE") Index was 2.06%. About 24.3% of the portfolio was invested in emerging markets as of the end of 1997. Although very little of that exposure was in Asia, other emerging markets such as Latin America and Eastern Europe experienced volatility partially related to events in Asia, which adversely affected the Fund's performance. On the plus side, the Fund benefited from being overweighted in Europe and underweighted in Japan, relative to the MSCI EAFE Index.

Current Strategy
We continue to be overweighted in Europe, particularly the peripheral economies where we believe the potential for falling interest rates is greatest. The Fund has kept its exposure to Eastern European equity markets, primarily Russia and Hungary. Although this Eastern European exposure had a negative impact on performance in November and December, we believe that these markets will generate superior returns in the longer term.

We will not increase our exposure to Asia until we're confident that the currencies have stabilized and the economies show a sustainable improvement. However, our view remains positive for China and Hong Kong. We recently purchased shares of Hong Kong and Shanghai Bank (0.9% of total net assets as of 12/31/97), a blue-chip global financial institution, after the market volatility began.

Even though we remain underweighted in Japan, one of our most interesting portfolio holdings is Matsumotokiyoshi, a Japanese discount retailer that operates drug stores, supermarket centers and home centers. Japan is a mature economy, but there are still developing niches, such as discount retailing, that provide good investment opportunities. For instance, up until the late 1980s, retailing in Japan was tightly regulated, and it is only recently that large discount retail outlets have been allowed to exist.

Regardless of where they are located, we're looking for companies which show a commitment to improving the bottom line and improving returns to investors.

Market Outlook For 1998
After a burst of strong growth in 1997, the world economy will likely lose momentum in 1998. This is largely due to a dramatic slowing in activity in Asia in the wake of the currency turmoil in Southeast Asia and Korea, as well as the disappointing economic outlook in Japan. Nonetheless, because of the resilience of domestic demand in other major industrial countries and a delay in monetary tightening in the U.S. and Europe, we do not anticipate that the slowdown in Asia will lead to a global recession. We also believe that low inflation and stable interest rates will continue to permit growth in the equity markets worldwide.


/s/ Rosemary Morgan

Rosemary Morgan
Member, International Equity Team

Fund's Country Allocations
Percentage of Fund's Total Net Assets as of December 31, 1997

55.7%  Western Europe
14.1%  Central/Eastern Europe
13.8%  Southern Asia
 7.4%  Latin America                   [PIE CHART APPEARS HERE]
 2.5%  Indian Subcontinent
 2.2%  Southern Europe
 4.3%  Other

1/7/92 - 12/31/97      Change in Value of a $10,000 Investment in Govett
                       International Equity Fund vs. MSCI EAFE Index

                           [LINE CHART APPEARS HERE]

            Govett International    Govett International Equity
            Equity Fund at Net      Fund at Maximum Offering             MSCI
   Date     Asset Value ("NAV")         Price ("MOP")                 EAFE Index
   ----     --------------------    ----------------------------      ----------
 1/7/92         10,000                      9,505                       10,000
   6/92         10,090                      9,591                        9,016
  12/92          9,468                      8,999                        8,815
   6/93         11,685                     11,107                       10,882
  12/93         14,628                     13,904                       11,719
   6/94         13,976                     13,284                       12,765
  12/94         13,394                     12,731                       12,664
   6/95         13,098                     13,220                       13,014
  12/95         14,869                     14,133                       14,127
   6/96         16,413                     15,600                       14,786
  12/96         16,673                     15,847                       15,025
   6/97         18,237                     17,334                       16,733
  12/97         16,554                     15,735                       15,335


                     ---------------------------------------------------------
                     Fund's Average Annual       At Maximum          At Net
                     Total Return                Offering Price    Asset Value
                     ---------------------------------------------------------
                     One Year                        -5.63%          -0.71%
                     Three Years+                     5.52%           7.32%
                     Five Year+                      10.69%          11.82%
                     Since Inception (1/7/92)+        7.87%           8.78%
                     ---------------------------------------------------------

Source: AIB Govett Asset Management Limited and Datastream

        +    Annualized

This graph compares the Fund's performance with the MSCI Europe Australia Far East ("EAFE") Index, a broad-based unmanaged index that represents the general performance of international equity markets. Total returns for the Fund at NAV and MOP, and the index include reinvestment of all dividends and capital gains. The index does not include commissions or fees that an investor purchasing the securities in the index would pay. The line representing the Fund's total return at MOP includes operating expenses (such as transactions costs, management fees and sales charges) that reduce returns, while the total return line for the index does not. All such expenses are included in the performance shown for the Fund with ending value of $15,735. Since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value is shown. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Although the investment characteristics of the index are similar to those of the Fund, the securities owned by the Fund and those composing the index are likely to be different, and any securities that the Fund and the index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the index.

Govett Emerging Markets Equity Fund



Market Conditions During 1997
The major event of the year in the emerging markets was the collapse of the Asian currency and equity markets, and the subsequent impact on other emerging markets around the world.

The Asian weakness began in Thailand, as a result of a very high and expanding budget deficit. By the summer, Malaysia began to experience similar problems, and the government's attempt to block foreign investors exacerbated the downward spiral and undermined confidence in the market. Korea became the next major casualty, brought down by a high indebtedness in the private sector.

By the fourth quarter, selling pressure on the Hong Kong dollar and stock market began to undermine markets elsewhere. Brazilian and Argentine markets were particularly weak, while across the world in Eastern Europe investors took profits in the Czech Republic and Poland. These markets rebounded by year-end as investors saw that these regions' economic fundamentals stayed positive during the downturn.

Fund Performance During 1997
Total return for the year was -10.40% (without a Class A front-end sales charge). When maximum front-end sales charges of 4.95% are taken into account, the Fund's total return was -14.83%. In comparison, the MSCI Emerging Markets Index returned -13.45% during the year. Therefore, the Fund outperformed its benchmark, primarily because of its underweighted position in Asia in the second half of the year. Our exposure to India, Israel, South Africa and Turkey had a beneficial impact on performance.

Current Strategy
Relative to the MSCI Emerging Market Index, we continue to underweight Asia, and to overweight Latin America and Eastern Europe where the economic outlook remains bright. For example, the Turkish government has demonstrated a willingness to put into place an economic program that will tackle the budget deficit problems and expand the privatization program. One of the strongest stocks in the portfolio is Yapi ve Kredi Bankasi (1.6% of total net assets as of 12/31/97), a well-managed Turkish bank whose performance also reflects the improvement in the Turkish economy. The stock has doubled since we bought it in early 1997 and we believe it will continue to be an attractive investment.

Market Outlook For 1998
At this time, we see no sign of a broad-scale economic recovery in Asia. Countries such as Indonesia and Korea continue to face enormous financial problems. However, moves by the International Monetary Fund as well as global banks suggest that default on sovereign debt is unlikely.

Although the first quarter of 1998 is likely to be volatile for emerging markets around the world, we believe there are indications that, on balance, the year will be a positive one overall. The interest rate outlook remains benign, and valuations and economies are particularly attractive in most markets outside of Asia.


/s/ Rachael Maunder

Rachael Maunder
Lead Portfolio Manager

                           [PIE CHART APPEARS HERE]

                          Fund's Country Allocations

          Percentage of Fund's Total Net Assets of December 31, 1997

         Latin America                   38.2%
         Central Eastern Europe          14.8%
         Southeast Asia                  14.4%
         Sub-Sabaran Africa               8.1%
         Indian Subcontinent              2.8%
         Middle East & N. Africa          6.7%
         Southern Europe                  5.3%
         Northeast Asia                   3.4%
         Other                            1.3%

                           [LINE CHART APPEARS HERE]

1/7/92 - 12/31/97 Change in Value of a $10,000 Investment in Govett Emerging
                  Markets Equity Fund vs. MSCI Emerging Market Index

           Govett Emerging Markets Equity      Govett Emerging Markets Equity Fund       MSCI Emerging
           Fund at Net Asset Value ("NAV")     at Maximum Offering Price ("MOP")         Markets Index
1/7/92               10,000                              9,505                                10,000
 6/92                11,030                             10,484                                10,561
12/92                10,720                             10,189                                10,456
 6/93                13,080                             12,433                                11,847
12/93                19,267                             18,314                                17,646
 6/94                16,796                             15,965                                16,388
12/94                16,829                             15,996                                17,457
 6/95                15,968                             15,178                                16,315
12/95                15,510                             14,742                                15,851
 6/96                17,360                             16,500                                17,664
12/96                17,384                             16,523                                16,801
 6/97                20,158                             19,160                                19,826
12/97                15,577                             14,805                                14,542

----------------------------------------------------------
Fund's Average Annual        At Maximum          At Net
Total Return               Offering Price      Asset Value
----------------------------------------------------------
One Year                      -14.83%            -10.40%
----------------------------------------------------------
Three Year+                    -4.18%             -2.55%
----------------------------------------------------------
Five Year+                      6.67%              7.76%
----------------------------------------------------------
Since Inception (1/7/92)+       6.77%              7.68%
----------------------------------------------------------

Source: AIB Govett Asset Management Limited and Datastream

+  Annualized

This graph compares the Fund's performance with the MSCI Emerging Markets Index, a broad-based unmanaged index that represents the general performance of equity markets in emerging markets. Total returns for the Fund at NAV and MOP, and the index include reinvestment of all dividends and capitalizations. The index does not include commissions or fees that an investor purchasing the securities in the index would pay. The line representing the Fund's total return at MOP includes operating expenses (such as transactions costs, management fees and sales charges) that reduce returns, while the total return line for the index does not. All such expenses are included in the performance shown for the Fund with ending value of $14,805. Since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value is shown. Past performance is no guarantee of future results, and their investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Although the investment characteristics of the index are similar to those of the Fund, the securities owned by the Fund and those composing the index are likely to be different, and any securities that the Fund and the index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the index.

Govett Smaller Companies Fund

Market Conditions During 1997
Generally, in 1997, small U.S. companies--particularly small growth companies-- continued to underperform large companies. At the same time, the growth style of investing, in which portfolio managers are willing to pay higher multiples of earnings to achieve above-average growth, underperformed the value style of investing, which searches for companies selling at a discount.

As a result of this underperformance, small companies with extremely high growth rates are now selling at prices nearly the same as large company stocks with moderate growth. Although small stocks appeared to come back into demand in the early fall, they reverted backwards in October when investors sought highly liquid investments as a result of the sudden reversal of fortune in Asia. Certain industries such as technology and commodities were hit particularly hard.

Fund Performance During 1997
Total return for the year was -12.55% (without a Class A front-end sales charge). When maximum front-end sales charges of 4.95% are taken into account, the Fund's total return was -16.88%. In comparison, the Russell 2000 Index rose 20.52% for the year. In January 1997, the Funds' investment adviser terminated its relationship with the subadviser to the Smaller Companies Fund. At that point, we reduced the portfolio's overexposure to stocks with very high prices, the most vulnerable in a market correction. However, it took a few months to shift the portfolio's holdings, and by the time the transfer was complete, the Fund had already fallen sharply.

Current Strategy
We are looking for capital growth over the medium to long term by investing primarily in smaller companies in the U.S., although we do have the capability to invest in international stocks. Our investment style is "growth at a reasonable price," using a top-down approach to search for industry subsegments that are expected to prosper.

For example, we own shares in Goody's Family Clothing (3.8% of total net assets as of 12/31/97), a retailer that focuses on lower- to medium-priced goods primarily in southeastern U.S. We met with management and were impressed by their attempt to improve profit margins. In October, the stock price fell sharply when it appeared that the company would not have a good quarter due to having stocked cold-weather inventory and the weather turning unseasonably warm. We took advantage of this short-term weakness to add to our position. In the end, Goody's posted stronger than expected earnings and the stock rebounded.

Market Outlook For 1998
In our view, the relative valuations of small companies remain attractive. In the U.S., we expect the economy to slow down, exerting downward pressure on the profits of large companies. The problems in Asia are more likely to affect U.S. multinationals, particularly technology and commodity companies that have a significant amount of sales in the region. While we expect single-digit growth in profits for many big companies, the growth prospects for smaller companies are not as limited by economic growth. However, if the problems in Asia persist, investors may continue to favor the larger names.



/s/ Gareth Watts
Gareth Watts
Lead Portfolio Manager

--------------------------------------------------------------------------------
Fund's Country Allocations
Percentage of Fund's Total Net Assets as of December 31, 1997
--------------------------------------------------------------------------------


     84.9%  United States

      2.6%  Canada

      1.4%  Norway                         [PIE GRAPH APPEARS HERE]

      1.0%  Belgium

      0.5%  Ireland

      9.6%  Other


--------------------------------------------------------------------------------
1/1/93 - 12/31/97       Change in Value of a $10,000 Investment in Govett
                        Smaller Companies Fund vs. Russell 2000 Index
--------------------------------------------------------------------------------


                           [LINE GRAPH APPEARS HERE]

               Govett Smaller Companies Fund          Govett Smaller Companies Fund at
 Date            at Net Asset Value ("NAV")            Maximum Offering Price ("MOP")        Russell 2000 Index
1/1/93                   10,000                                  9,505                             10,000
6/93                     12,720                                 12,090                             10,684
12/93                    15,850                                 15,065                             11,839
6/94                     15,750                                 14,970                             11,001
12/94                    20,395                                 19,386                             11,462
6/95                     26,794                                 25,468                             12,986
12/95                    34,495                                 32,788                             14,466
6/96                     36,833                                 35,009                             15,869
12/96                    30,833                                 29,307                             16,602
6/97                     27,090                                 25,749                             18,147
12/97                    26,963                                 25,629                             20,008

Source: AIB Govett Asset Management Limited and Datastream

--------------------------------------------------------
Fund's Average Annual        At Maximum        At Net
Total Return               Offering Price   Asset Value
--------------------------------------------------------
One Year                     -16.88%          -12.55%
--------------------------------------------------------
Three Year+                    7.91%            9.75%
--------------------------------------------------------
Five Year+                    20.71%           21.94%
--------------------------------------------------------
Since Inception (1/1/93)+     20.71%           21.94%
--------------------------------------------------------

+ Annualized
  This graph compares the Fund's performance with the Russell 2000 Index, a broad-based unmanaged index that represents the general performance of U.S. smaller companies primarily with "small cap" companies with market capitalization of less than $500 million. Total returns for the Fund at NAV and MOP include reinvestment of all dividends and capital gains. The index does not include the reinvestment of dividends or capital gains, or commissions or fees that an investor purchasing the securities in the index would pay. The line representing the Fund's total return at MOP includes operating expenses (such as transactions costs, management fees and sales charges) that reduce returns, while the total return line for the index does not. All such expenses are included in the performance shown for the Fund with ending value of $25,629. Since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value is shown. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Although the investment characteristics of an index are similar to those of the Fund, the securities owned by the Fund and those composing the index are likely to be different, and any securities that the Fund and the index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the index.

Govett Asia Fund

Market Conditions During 1997
At the beginning of 1997, we expected China's economy--a big driver for the Asian region--to benefit from its falling interest rates. We also looked for Japanese domestic consumption to increase, and for Asian exports to grow. Neither occurred. As a result of these and other factors, the smaller Asian markets posted a very poor export performance in 1997. At the same time, these Asian economies had been undertaking major investment plans. They incurred U.S. dollar debt to finance the expansion without the export revenues to support it, placing strains on currencies and economies throughout the region.

Although the negative news dominated, there were some positive developments in Asia. India, which made up about 8% of our portfolio in the second half of 1997, achieved better economic performance within the Asia/Pacific region. The country has put in place some significant economic reforms, which have continued despite political uncertainty. These reforms have given investors more confidence in India's ability to modernize its economy.

Fund Performance During 1997
Total return for the year was -35.08% (without a Class A front-end sales charge). When maximum front-end sales charges of 4.95% are taken into account, the Fund's total return was -38.30%. In comparison, the MSCI Pacific Index, including Japan, returned -25.34%. The Fund's performance was adversely affected by its overweighting in the faster-growing economies in Southeast Asia and an underweighting in slower-growth economies such as Australia. However, growth was disappointing in smaller Asian markets such as Malaysia, the Philippines and Singapore--and their currencies deteriorated, causing a crisis in confidence in the region.

Current Strategy
Southeast Asian growth prospects were disappointing through the year. We reduced our exposure there and increased our exposure to Australia, a country with an economic structure similar to that of the U.S. We eliminated Korean holdings in 1997, but we will consider re-entering the market in anticipation of an economic recovery.

Despite the current market sentiment, we believe that there are still excellent investment opportunities in Asia. For example, Beijing-based Founder (1.4% of total net assets as of 12/31/97) supplies electronic publishing equipment, computer software and hardware in China and Japan. The company is trading at a reasonable multiple to earnings, and we project 20% earnings growth in 1998. The company's competitive advantage is its affiliation with Beijing University, from which it draws top engineering talent.

Market Outlook For 1998
At the end of the 1997, the region was in a state of shock from the events of the year. The currency markets had overreacted, partly due to the crisis of confidence. However, we've begun to see evidence of a turnaround. Because investment dried up and currencies devalued so sharply, the mismatch of
investment to exports has begun to reverse.   With improved export earnings,
stability will return to the currency markets eventually.

Although we believe that the first quarter of 1998 will continue to be volatile, we think that stability will return to the currency markets over the summer and fall. Meanwhile, the quick investor reaction to the downturn in Asia, though painful, has forced policymakers to address the reasons behind the crisis. At the same time, there are tremendous buying opportunities, with stocks selling at just four or five times earnings, or trading at a discount to book value. These factors provide some basis for optimism for 1998.


/s/ Jane Pickard

Jane Pickard
Lead Portfolio Manager

Fund's Country Allocations

Percentage of Fund's Total Net Assets as of December 31, 1997

[PIE CHART APPEARS HERE]

  25.1%       Japan
  16.0%       China
  14.6%       Hong Kong
   8.8%       Singapore
   8.1%       India
   6.2%       Australia
   3.8%       Taiwan
   3.5%       Malaysia
   3.4%       Philippines
   2.9%       Indonesia
   7.6%       Other



1/1/91- 12/31/97    Change in Value of a $10,000 investment in Govett
                    Asia Fund vs. MSCI Pacific Index

                           [LINE CHART APPEARS HERE]

PLOT POINTS

                     Govett Asia Fund     Govett Asia Fund          MSCI
                         at Net             at Maximum            Pacific
                       Asset Value         Offering Price          Index

 1/1/94                   10,000               9,505               10,000

  6/94                     8,970               8,526               11,938

 12/94                     8,790               8,355               11,303

  6/95                     8,410               7,994               10,668

 12/95                     8,540               8,117               11,641

  6/96                     9,410               8,944               11,959

 12/96                     9,326               8,864               10,663

  6/97                    10,162               9,659               11,440

 12/97                     6,054               5,755                7,961


---------------------------------------------------------------
Fund's Average Annual         At Maximum           At Net
Total Return                 Offering Price      Asset Value
---------------------------------------------------------------
One Year                      -38.30%               -35.08%
---------------------------------------------------------------
Three Year+                   -13.17%               -11.69%
---------------------------------------------------------------
Since Inception 1/1/94+       -12.90%               -11.79%
---------------------------------------------------------------

Source: AIB Govett Asset Management Limited and Datastream

+  Annualized

This graph compares the Fund's performance with the MSCI Pacific Index, a broad-based unmanaged index that represents the general performance of the Pacific Rim equity markets. Total returns for the Fund at NAV and MOP, and the index include reinvestment of all dividends and capital gains. The index does not include commissions or fees that an investor purchasing the securities in the index would pay. The line representing the Fund's total return at MOP includes operating expenses (such as transactions costs, management fees and sales charges) that reduce returns, while the total return line for the index does not. All such expenses are included in the performance shown for the Fund with ending value of $5,755. Since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value is shown. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Although the investment characteristics of the index are similar to those of the Fund, the securities owned by the Fund and those composing the index are likely to be different, and any securities that the Fund and the index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the index.

Govett Latin America Fund

Market Conditions During 1997
The Latin American stock markets were strong in 1997. Leading the pack was Mexico, which posted a 51% gain in U.S. dollar terms. Columbia was up 38%, followed by 27% for Venezuela, 23% for Brazil, 22% for Argentina and 14% for Peru. For the region as a whole, gross domestic product grew more than 5%, and six out of seven major countries showed accelerating growth.

Certainly, the Asian crisis created concerns about Latin America, which only three years ago underwent its own crisis of confidence. Investors were wary about Latin American currencies that they perceived to be overvalued and countries with rising trade deficits. Their focus then went to Brazil, Argentina, and Mexico, which had strong fundamentals.

Fund Performance During 1997
Total return for the year was 20.08% (without a Class A front-end sales charge). When maximum front-end sales charges of 4.95% are taken into account, the Fund's total return was 14.13%. In comparison, the MSCI Latin America Index rose 31.66%. The Fund was adversely affected by an overweighting in countries which posted good economic performance but only modest stock market results.

We also diversified into smaller growth stocks, which displayed better valuations than big capitalization companies. However, investors sought the security of large liquid stocks, as they did in the U.S.

Current Strategy
Our investment style continues to be to take a "top down" view of the markets, and to focus on companies that exhibit better than average growth. Overall, a handful of very large Latin American stocks dominate the indices.

As an example of our strategy, we held a large Mexican stock called Desc (2.0% of total net assets as of 12/31/97), a conglomerate with interests in automobile components, real estate and specialized industrial and consumer products. In addition to being an exporter, Desc has a leading market share in the domestic market where consumer spending is accelerating. During 1997, the stock rose 71%.

A recurring theme in Latin America continues to be deregulation. We invest in utilities that are in the midst of privatization and restructuring. We try to avoid exposure to commodities, as inflation remains subdued. In view of the volatility and illiquidity of these markets, our goal is to re-emphasize large liquid stocks.

Market Outlook For 1998
Latin America held up relatively well in 1997, despite the influence of Asia's troubles. The region's recent history includes much of the turmoil that currently afflicts Asia. Latin American governments responded by restructuring their banking system, embracing free trade and improving their business climate. If Asia settles down, then the potential for continued strong performance in Latin America should be greatly enhanced.

/s/ Caroline E. Lane

Caroline Lane
Lead Portfolio Manager

Fund's Country Allocations

Percentage of Fund's Total Net Assets as of December 31, 1997

                           [PIE CHART APPEARS HERE]

Brazil                  41.3%
Mexico                  30.9%
Argentina               12.0%
Chile                    6.3%
Venezuela                3.8%
Peru                     1.9%
Other                    3.8%


3/7/94 - 12/31/97       Change in Value of a $10,000 Investment in Govett
                        Latin America Fund vs. MSCI Latin America Index

                           [LINE GRAPH APPEARS HERE]

            Govett Latin America Fund          Govett Latin America Fund
Date        at Net Asset Value ("NAV")      at Maximum Offering Price ("MOP")       MSCI Latin America Index
3/7/94             10,000                               9,505                              10,000
 6/94               8,330                               7,918                               8,467
12/94               8,306                               7,895                               8,609
 6/95               6,664                               6,334                               7,448
12/95               6,780                               6,444                               7,444
 6/96               8,327                               7,915                               8,746
12/96               8,457                               8,038                               9,079
 6/97              11,364                              10,801                              12,755
12/97              10,154                               9,652                              11,953


--------------------------------------------------------------------------------
Fund's Average Annual            At Maximum                At Net
Total Return                     Offering Price            Asset Value
--------------------------------------------------------------------------------
One Year                           14.13%                    20.08%
--------------------------------------------------------------------------------
Three Year+                         5.13%                     6.93%
--------------------------------------------------------------------------------
Since Inception (3/7/94)+          -0.92%                     0.40%
--------------------------------------------------------------------------------

Source: AIB Govett Asset Management Limited and Datastream

+ Annualized

This graph compares the Fund's performance with the MSCI Latin America Index, a broad-based unmanaged index that represents the general performance of Latin American markets. Total returns for the Fund at NAV and MOP, and the index include reinvestment of all dividends and capital gains. The index does not include commissions or fees that an investor purchasing the securities in the index would pay. The line representing the Fund's total return at MOP includes operating expenses (such as transactions costs, management fees and sales charges) that reduce returns, while the total return line for the index does not. All such expenses are included in the performance shown for the Fund with ending value of $9,652. Since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value is shown. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Although the investment characteristics of the index are similar to those of the Fund, the securities owned by the Fund and those composing the index are likely to be different, and any securities that the Fund and the index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the index.

Govett Global Income Fund

Market Conditions During 1997
In the U.S., the year began with a fast-growing economy, tight labor markets and the likelihood that the Federal Reserve Board would hike interest rates to restrict inflation. As a result, first quarter bond markets were weak.

The Federal Reserve's first and last action in 1997 was to raise short-term interest rates by 0.25% in March. For the rest of 1997, benign inflation and concern over a global economic slowdown due to the Asian crisis kept the Fed on the sidelines. As a result, the markets took a more sanguine view of where U.S. interest rates were headed, and bond prices rose.

The European bond market generally followed the U.S. market, although an interest rate boost of 0.30% by the Bundesbank dampened performance in the second half. The peripheral European bond markets generally outperformed core Europe (including Austria, Belgium, France, Germany, and the Netherlands) during the period. The Japanese economy was weaker during 1997 than most investors expected. As a result, bond yields in Japan fell as investors shunned the Japanese stock market.

Fund Performance During 1997
Total return for the year was -0.35% (without a Class A front-end sales charge). When maximum front-end sales charges of 4.95% are taken into account, the Fund's total return was -5.29%. Both total return figures include reinvestment of distributions of 46 cents per share. In comparison, the Salomon Brothers World Government Bond Index produced a return of 0.23%. In the first half of the year, the default and subsequent write-down of bonds issued by Constran Limited, a Brazilian construction company, adversely affected the Fund's performance. A substantial amount of this investment was recovered in September, which helped performance in the second half of the year. Other factors which positively affected performance was our decision to increase the portfolio's duration and our exposure to U.S.-dollar denominated bonds.

Current Strategy
The portfolio continues to focus generally on high quality bonds. In the U.S., the Fund invests in a mixture of Treasury bonds and investment-grade corporates.

In Europe, the portfolio emphasizes government bonds. However, to achieve higher yields in this low interest-rate environment, the portfolio includes a small allocation to emerging market debt, such as U.S. dollar-denominated Argentine and Russian bonds. Prices for these Brady bonds* were temporarily hurt by concerns in Southeast Asia, but they have since recovered.

Market Outlook For 1998
The benign inflation environment in the U.S. and the concern over Asia and its economic growth suggest a positive outlook for bonds. As the single currency era approaches, the convergence of yields between core and peripheral Europe has largely occurred. Although we may see some volatility in currencies over the coming months, we don't anticipate much change in relative yields among European markets.


/s/ Michael Grace
Michael Grace
Member, Fixed Income Team

------------------
* Brady Bonds are public issue, U.S. dollar-denominated bonds of developing countries, mainly in Latin America, that were exchanged, in a restructuring, for commercial bank loans in default and are collateralized by U.S. Treasury obligations to secure the principal.

[PIE GRAPH APPEARS HERE]

Fund's Country Allocations
Percentage of Fund's Total Net Assets as of December 31, 1997
-------------------------------------------------------------------
29.5%   United States
15.8%   United Kingdom
14.6%   Germany
11.3%   Austria
 4.9%   Argentina
 4.9%   Ireland
 4.8%   Norway
 4.7%   Multinational
 4.6%   Russia
 2.1%   Netherlands
 2.8%   Other


1/7/92 - 12/31/97  Change in Value of a $10,000 Investment in Govett Global
                   Income Fund vs. Saloman Brothers World Government Bond Index

                           [LINE CHART APPEARS HERE]


            Govett Global Income     Govett Global Income    Salomon Brothers
             Fund at Net Asset         Fund At Maximum       World Government
               Value ("NAV")        Offering Price ("MOP")      Bond Index

 1/7/92          10,000                     9,505                 10,000

  6/92           10,300                     9,790                 10,313

 12/92           10,895                    10,356                 10,553

  6/93           11,759                    11,177                 11,441

 12/93           12,819                    12,185                 11,953

  6/94           11,586                    11,012                 12,034

 12/94           11,568                    10,995                 12,234

  6/95           12,564                    11,942                 14,295

 12/95           13,200                    12,547                 14,563

  6/96           12,989                    12,346                 14,348

 12/96           13,245                    12,590                 15,090

  6/97           12,715                    12,086                 14,904

 12/97           13,198                    12,545                 15,125



-----------------------------------------------------------------
Fund's Average Annual         At Maximum          At Net
Total Return                Offering Price     Asset Value
-----------------------------------------------------------------
One Year                      -5.79%              -0.35
-----------------------------------------------------------------
Three Year+                    2.74%               4.49%
-----------------------------------------------------------------
Five Year+                     2.86%               3.91%
-----------------------------------------------------------------
Since Inception (1/7/92)+      3.86%               4.74%
-----------------------------------------------------------------

Source: AIB Govett Asset Management Limited and Datastream

+  Annualized

This graph compares the Fund's performance with Salomon Brothers World Government Bond Index, a broad-based unmanaged index that represents the general performance of government bonds in major bond markets. Total returns for the Fund at NAV and MOP, and the index include reinvestment of all dividends and capital gains. The index does not include commissions or fees that an investor purchasing the securities in the index would pay. The line representing the Fund's total return at MOP includes operating expenses such as transactions costs, management fees and sales charges) that reduce returns, while the total return line for the index does not. All such expenses are included in the performance shown for the Fund with ending value of $12,545. Since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value is shown. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Although the investment characteristics of the index are similar to those of the Fund, the securities owned by the Fund and those composing the index are likely to be different, and any securities that the Fund and the index have in common are likely to have different weightings in the respective
portfolios.   Investors cannot invest directly in the index.

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------
Govett International Equity Fund
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 1997

                                                    Value
 Shares             Description                 (See Note 1)
----------------------------------------------------------------
         Common Stocks - 89.7%

         Argentina - 1.9%
  7,000   Telefonica de Argentina ADR.........  $   260,750
                                                -----------

         Austria - 1.1%
  4,500   Radex-Heraklith.....................      154,970
                                                -----------

         Brazil - 3.1%
  7,750   Eletrobras ADR......................      197,913
  2,000   Telebras ADR........................      232,875
                                                -----------
                                                    430,788
                                                -----------
         China - 0.0%
  7,000   China North Industries..............        1,960
                                                -----------

         Croatia - 0.9%
  7,770   Pliva GDR...........................      128,788
                                                -----------

         Czech Republic - 0.8%
 30,400   Prazske Pivovary*...................      115,960
                                                -----------

         Denmark - 1.3%
  3,000   Spar Nord Holdings..................      175,025
                                                -----------

         France - 4.3%
  1,000   Cap Gemini Sogeti...................       81,997
  2,300   Christian Dior......................      235,790
  2,000   Compagnie Generale des
            Eaux..............................      279,139
                                                -----------
                                                    596,926
                                                -----------

         Germany - 9.7%
  3,000   Adidas..............................      396,898
  4,300   Daimler Benz........................      303,566
  2,000   S.A.P. AG-Vorzug....................      649,490
                                                -----------
                                                  1,349,954
                                                -----------

         Greece - 0.3%
  6,770   Sfakianakis*........................       40,516
                                                -----------

         Hong Kong - 2.4%
114,000   Guangdong Investment................       75,764
  5,000   Hong Kong & Shanghai Bank
            Holdings..........................      123,242
113,000   Hong Kong Ferry Holdings............      131,243
    327   Jardine Strategic Holdings..........          863
                                                -----------
                                                    331,112
                                                -----------

         Hungary - 3.2%
 19,000   Euronet Services ADR*...............      147,250
  1,000   Gedeon Richter GDR..................      105,000
 30,000   Scala Business Solutions*...........      199,501
                                                -----------
                                                    451,751
                                                -----------

         India - 2.5%
 19,000   State Bank of India GDR.............      345,800
                                                -----------

         Italy - 4.4%
 40,000   Bulgari.............................      203,505
  2,750   Gucci Group ADR.....................      115,156
 40,000   Simint*.............................      290,560
                                                -----------
                                                    609,221

         Japan - 10.5%
  4,000   Bridgestone.........................       86,760
  7,000   Canon...............................      163,096
 34,000   Furukawa Electric...................      145,668
  5,000   Honda Motor.........................      183,560
 16,000   Koito Manufacturing.................       63,767
  4,000   Matsumotokiyoshi....................      153,286
  5,000   Matsushita Communication............      133,359
  8,000   Matsushita Electric
            Industries........................      117,111
  8,000   Mitsui Fudosan......................       77,256
    900   Nichiei.............................       95,880
  7,000   Nomura Securities...................       93,351
  6,000   Omron...............................       93,811
  9,000   Taiyo Yuden.........................       62,426
                                                -----------
                                                  1,469,331
                                                -----------

         Mexico - 2.4%
134,000   Controladora Comercial
            Mexicana..........................      173,236
 11,200   Controladora de Farmacias...........        5,836
  4,000   Metalclad*..........................        4,375
  2,800   Telefonos de Mexico ADR.............      156,975
                                                -----------
                                                    340,422
                                                -----------

         Netherlands - 7.3%
  6,000   Cap Gemini..........................      204,473
  8,750   ING Groep...........................      368,530
 16,000   VNU.................................      451,360
                                                -----------
                                                  1,024,363
                                                -----------
         Norway - 2.0%
 18,000   Provida*............................      229,088
  2,000   Tandberg*...........................       42,785
                                                -----------
                                                    271,873
                                                -----------

         Poland - 1.3%
  9,880   Krosno*.............................       62,784
 11,279   Zaklady Elektrod
            Weglowych*........................      124,789
                                                -----------
                                                    187,573
                                                -----------

         Russia - 6.2%
  7,000   Mosenergo ADR.......................      261,707


See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
Govett International Equity Fund (continued)
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 1997

                                                        Value
 Shares           Description                        (See Note 1)
-----------------------------------------------------------------
       Common Stocks (continued)

       Russia (continued)
35,000   Surgutneftegaz ADR.........................  $   357,742
43,500   Trade House GUM ADR........................      239,920
                                                      -----------
                                                          859,369
                                                      -----------
       Singapore -  0.9%
20,600   Overseas Union Bank........................       79,019
23,000   Sembawang Shipyard.........................       49,242
                                                      -----------
                                                          128,261
                                                      -----------
       Slovakia -  0.2%
 3,000   SES*.......................................       23,615
                                                      -----------
       Spain -  1.9%
50,000   Corp. Financiera Reunida,
           (COFIR)*.................................      267,476
                                                      -----------
       Sweden -  1.7%
 5,000   Oxigene Europe*............................       89,422
20,000   PartnerTech*...............................      148,616
                                                      -----------
                                                          238,038
                                                      -----------
       Switzerland -  6.5%
   213   Novartis...................................      345,642
   280   Sairgroup*.................................      383,430
 1,300   SMH........................................      175,351
                                                      -----------
                                                          904,423
                                                      -----------
       Thailand -  0.0%
30,000   National Finance &
           Securities...............................        5,545
                                                      -----------
       United Kingdom -  12.9%
 7,300   BOC Group..................................      120,081
13,000   British Airport Authority..................      106,388
16,000   British Telecommunications.................      125,811
17,626   Carlton Communications.....................      136,135
 4,500   General Accident...........................       78,016
 8,800   Harvey Nichols.............................       27,476
10,000   Legal & General Group......................       87,424
 8,900   Lloyds TSB Group...........................      115,102
22,000   Marks & Spencer............................      216,555
 5,500   RTZ........................................       67,696
23,100   Shell Transport & Trading..................      167,025
13,501   Thames Water...............................      201,118
10,000   Zeneca Group...............................      351,174
                                                      -----------
                                                        1,800,001
                                                      -----------
         Total - Common Stocks
           (Cost $10,128,912).......................   12,513,811
                                                      -----------

                                                        Value
 Shares           Description                        (See Note 1)
-----------------------------------------------------------------
        Preferred Stocks -  6.0%

        Finland -  2.0%
  4,000   Oy Nokia..................................  $   283,987
                                                      -----------
        Germany -  2.5%
     63   Daimler Benz Conv*........................        6,111
    200   Porsche...................................      335,751
                                                      -----------
                                                          341,862
                                                      -----------
        Russia -  1.5%
  6,600   Lukoil Holding ADR*.......................      204,860
                                                      -----------
          Total - Preferred Stocks
            (Cost $604,014).........................      830,709
                                                      -----------
        Warrants and Rights* -  0.0%

        Malaysia -  0.0%
  8,750   Commerce Asset Holding
            Warrants, expire
            03/16/02 (Cost $5,308)..................        1,260
                                                      -----------
        TOTAL INVESTMENTS -
          95.7% (Cost $10,738,234)..................   13,345,780

        Other Assets and Liabilities
          (net) - 4.3%..............................      606,567
                                                      -----------
        TOTAL NET ASSETS -
          100.0%....................................  $13,952,347
                                                      ===========

   * Non-income producing security
ADR American Depositary Receipt
GDR Global Depositary Receipt

See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
Govett International Equity Fund (continued)
--------------------------------------------------------------------------------

Schedule of Investments
December 31, 1997

                           Geographic Concentration+

United Kingdom ...................................................     12.9%
Germany ..........................................................     12.2
Japan ............................................................     10.5
Russia ...........................................................      7.7
Netherlands ......................................................      7.3
Switzerland ......................................................      6.5
Italy ............................................................      4.4
France ...........................................................      4.3
Hungary ..........................................................      3.2
Brazil ...........................................................      3.1
Other ............................................................     23.6
                                                                      -----
                                                                       95.7
Other Assets and Liabilities (net) ...............................      4.3
                                                                      -----
    Total Net Assets .............................................    100.0%
                                                                      =====

                              Sector Allocation+

Electrical & Electronics .........................................     11.5%
Services .........................................................     10.1
Health & Personal Care ...........................................      7.6
Banking ..........................................................      7.1
Retail ...........................................................      6.7
Automobiles ......................................................      6.2
Telecommunications ...............................................      5.6
Energy Resources .................................................      5.2
Transportation ...................................................      4.5
Leisure & Tourism ................................................      4.3
Other ............................................................     26.9
                                                                      -----
                                                                       95.7
Other Assets and Liabilities (net) ...............................      4.3
                                                                      -----
    Total Net Assets .............................................    100.0%
                                                                      =====

        + Unaudited

See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
Govett Emerging Markets Equity Fund
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 1997

                                             Value
 Shares             Description           (See Note 1)
------------------------------------------------------
               Common Stocks - 92.6%

               Argentina - 7.0%
    42,103        Banco Frances del
                    Rio de la Plata....... $   390,790
     7,300        Disco ADR*..............     328,044
    52,500        Perez Companc...........     374,921
    15,200        Quilmes Industrial......     163,400
     6,800        Siderar ADR.............     231,200
    21,700        Telefonica de
                    Argentina ADR.........     808,325
                                           -----------
                                             2,296,680
                                           -----------
               Brazil - 12.0%
     8,700        Cemig ADR...............     378,006
22,200,000        Eletrobras..............   1,103,983
   950,000        Paulista de Forca e
                    Luz ..................     125,129
 1,243,500        Saneamento Basico
                    De SP.................     295,262
 2,200,000        Telebras................     223,735
    11,240        Telebras ADR............   1,308,758
 1,752,700        Telerj*.................     182,172
   116,788        Telesp*.................      31,078
     9,800        Unibanco GDR*...........     315,438
                                           -----------
                                             3,963,561
                                           -----------
               China - 4.5%
 1,223,000        Guangshen Railway.......     323,545
    14,000        Huaneng Power
                    International
                    ADR*..................     324,625
   965,000        Qingling Motors.........     473,222
    22,760        Zhejiang Southeast
                    Electric Power
                    GDR*..................     363,022
                                           -----------
                                             1,484,414
                                           -----------
               Croatia - 0.5%
    10,550        Pliva GDR...............     174,866
                                           -----------
               Czech Republic - 1.5%
     7,100        CKD Praha Holding*           235,949
     2,380        SPT Telekom*............     254,472
                                           -----------
                                               490,421
                                           -----------
               Egypt - 4.6%
    10,200        Al-Ahram Beverages
                    GDR...................     286,620
    13,500        Commercial
                    International
                    Bank GDR..............     272,468
     4,500        Eipico..................     314,768

     6,000        North Cairo Mills.......     171,051
    26,000        Paint & Chemical
                    Industries GDR........     260,000
     9,425        Tourah Portland
                    Cement................     216,034
                                           -----------
                                             1,520,941
                                           -----------
               Hong Kong - 2.1%
    96,000        China Telecom
                    (Hong Kong)*..........     164,770
   326,000        Founder Hong Kong            201,936
   612,000        Glorious Sun
                    Enterprises...........     159,930
   225,000        Henderson China
                    Holding...............     180,023
                                           -----------
                                               706,659
                                           -----------
               Hungary - 6.4%
     9,200        EGIS EDR................     531,300
     7,600        Gedeon Richter
                    GDR...................     798,000
     6,000        Matav ADR*..............     156,375
     8,600        OTP Bank GDR............     326,800
     2,855        Pick Szeged GDR.........     227,876
    11,250        Scala Business
                    Solutions*............      74,813
                                           -----------
                                             2,115,164
                                           -----------
               India - 7.8%
     9,400        Hindalco Industries.....     178,168
    13,400        Hindustan Lever.........     472,931
    13,000        Indian Hotels GDR.......     248,300
    12,000        Industrial Credit &
                    Investment GDR........     156,000
     5,848        Larsen & Toubro.........      30,247
    17,200        Mahanager
                    Telephone Nigam
                    GDR*..................     258,172
    51,300        Mahindra &
                    Mahindra..............     420,739
   108,400        Reliance Industries.....     457,658
    22,630        Reliance Industries
                    GDR...................     190,941
    18,500        Tata Engineering and
                    Locomotive GDR........     154,012
                                           -----------
                                             2,567,168
                                           -----------
               Indonesia - 0.5%
        52        Bank Danamon
                    Indonesia.............           3
    51,000        Indofood Sukes
                    Makmur................      16,691



See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
Govett Emerging Markets Equity Fund (continued)
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 1997

                                            Value
   Shares             Description        (See Note 1)
--------------------------------------------------------------------------------
           Common Stocks (continued)

           Indonesia (continued)
  144,000   Mayora Indah................ $    12,437
  973,500   Panin Bank..................     119,475
                                         -----------
                                             148,606
                                         -----------

           Israel -  2.1%
  205,000   Bank Leumi Le-Israel........     344,260
   13,500   ECI Telecom.................     344,250
                                         -----------
                                             688,510
                                         -----------

           Malaysia -  2.9%
   27,000   Malakoff....................      56,228
  219,000   Resorts World...............     368,801
  113,000   Telekom Malaysia............     334,105
   89,000   Tenaga Nasional.............     189,921
                                         -----------
                                             949,055
                                         -----------

           Mexico -  11.0%
   31,000   Alfa........................     209,231
   39,000   Desc........................     369,677
   44,000   Femsa.......................     353,747
  220,000   Grupo Elektra...............     388,139
   21,000   Grupo Financiero
              Bancomer GDR*.............     271,688
   85,000   Organizacion
              Soriana...................     376,489
   58,000   Sanluis Corporacion.........     471,340
  235,000   Telefonos de Mexico.........     663,306
   12,000   Tubo de Acero de
              Mexico ADR*...............     259,500
   11,900   TV Azteca ADR*..............     268,494
                                         -----------
                                           3,631,611
                                         -----------

           Peru -  2.1%
   29,600   Telefonos del Peru
              ADR.......................     690,050
                                         -----------

           Philippines -  2.3%
  193,520   First Philippine
              Holdings..................     150,516
  949,450   International
              Container
              Terminal Services*........     117,216
   47,950   Manila Electric.............     158,649
   14,000   Philippine Long
              Distance
              Telephone ADR.............     315,000
                                         -----------
                                             741,381
                                         -----------

           Poland -  0.1%
    2,835   Krosno*.....................      18,015
                                         -----------

           Russia -  6.3%
    2,720   Lukoil Holding ADR..........     250,920
   11,853   Mosenegro ADR...............     443,144
        9   Rostelkom RDC*..............     310,781
   48,755   Surgutneftegaz ADR..........     498,335
   67,060   Trade House GUM
              ADR.......................     369,863
    7,279   Unified Energy
              Systems GDR*..............     204,336
                                         -----------
                                           2,077,379
                                         -----------

           South Africa -  8.1%
   57,000   First National Bank
              Holdings..................     506,575
   17,000   Liberty Life................     436,659
  139,000   Reunert.....................     225,645
  204,000   Safmarine &
              Rennies Holdings..........     373,081
   45,300   Sasol.......................     473,804
   18,000   South African
              Breweries.................     443,851
   14,000   Tiger Oats..................     193,322
                                         -----------
                                           2,652,937
                                         -----------

           Taiwan -  3.4%
   46,500   China Development*..........     132,552
  282,000   CTCI*.......................     401,931
   86,400   Delta Electronic
              Industrial................     344,276
  130,000   Nien Hsing Textile*.........     251,034
                                         -----------
                                           1,129,793
                                         -----------

           Thailand -  2.1%
  127,000   Bangchak Petroleum..........      10,550
  222,900   Electricity
              Generating................     296,274
   47,100   Grammy
              Entertainment.............     205,421
   15,500   PTT Exploration
              and Production............     178,339
                                         -----------
                                             690,584
                                         -----------

           Turkey -  5.3%
2,347,000   Akcansa Cimento.............     328,410
2,800,000   Alcatel Teletas
              Komunikasyon..............     412,063
7,500,000   Sabanci Holding*............     461,399


See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
Govett Emerging Markets Equity Fund (continued)
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 1997

                                            Value
      Shares           Description       (See Note 1)
-----------------------------------------------------
                Common Stocks (continued)
                 Turkey (continued)
    14,000,000     Yapi ve Kredi
                      Bankasi............ $   533,655
                                          -----------
                                            1,735,527
                                          -----------
                   Total--Common
                      Stocks
                   (Cost $30,394,422)....  30,473,322
                                          -----------
                 Preferred Stocks - 6.1%

                 Brazil - 6.1%
    38,400,000     Copel.................     521,267
     3,820,000     Petrobras.............     893,347
        47,256     Telemig...............       5,970
     2,214,034     Telesp*...............     589,173
                                          -----------
                                            2,009,757
                                          -----------
                   Total--Preferred
                     Stocks
                   (Cost $2,004,130).....   2,009,757
                                          -----------
                 Warrants and Rights* - 0.0%

                 Indonesia - 0.0%
        39,714     Panin Bank
                     Warrants, expire
                     6/26/00 (Cost $0)            339
                                          -----------
                 TOTAL
                   INVESTMENTS--
                   98.7%
                 (Cost $32,398,552)......  32,483,418
                 Other Assets and
                   Liabilities (net) -
                   1.3%..................     415,572
                                          -----------
                 TOTAL NET ASSETS
                   - 100.0%.............. $32,898,990
                                          ===========


                           Geographic Concentration+

Brazil .................................................................   18.1%
Mexico .................................................................   11.0
South Africa ...........................................................    8.1
India ..................................................................    7.8
Argentina ..............................................................    7.0
Hungary ................................................................    6.4
Russia .................................................................    6.3
Turkey .................................................................    5.3
Egypt ..................................................................    4.6
China ..................................................................    4.5
Other ..................................................................   19.6
                                                                          -----
                                                                           98.7
Other Assets and Liabilities (net) .....................................    1.3
                                                                          -----
    Total Net Assets ...................................................  100.0%
                                                                          =====



                              Sector Allocation+

National Telecommunications ............................................   15.0%
Banking ................................................................    9.4
Electrical & Electronics ...............................................    8.8
Health & Personal Care .................................................    7.7
Regional Telecommunications ............................................    6.5
Energy Resources .......................................................    5.5
Utilities - Electric & Gas .............................................    5.4
Multi - Industry .......................................................    5.3
Retail .................................................................    4.9
Chemicals ..............................................................    3.4
Other ..................................................................   26.8
                                                                          -----
                                                                           98.7
Other Assets and Liabilities (net) .....................................    1.3
                                                                          -----
    Total Net Assets ...................................................  100.0%
                                                                          =====

    + Unaudited


  * Non-income producing security
ADR American Depositary Receipt
GDR Global Depositary Receipt
EDR European Depositary Receipt
RDC Russian Depositary Certificate



See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
Govett Smaller Companies Fund
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 1997

                                                      Value
Shares             Description                    (See Note 1)
---------------------------------------------------------------
        Common Stocks -  90.4%

        Appliances & Household Durables-
          2.8%
156,200   Windmere-Durable
            Holdings*........................... $    3,524,262
                                                  -------------
        Electrical & Electronics-  16.7%
 40,000   Applied Graphics
            Technologies*.......................      2,130,000
197,500   CHS Electronics*......................      3,382,187
 65,600   Inacom*...............................      1,840,900
102,500   Intelligroup*.........................      1,960,313
215,000   Larscom A*............................      2,042,500
 27,000   Learnout & Hauspie Speech
            Products*...........................      1,255,500
100,000   Network Imaging*......................         93,750
235,000   Omega Research*.......................      1,263,125
 70,000   Synopsys*.............................      2,502,500
 81,710   Tandberg*.............................      1,747,973
105,800   Versant Object
            Technology*.........................      1,461,363
 40,000   Viasoft*..............................      1,690,000
                                                  -------------
                                                     21,370,111
                                                  -------------
        Electrical Equipment-  3.3%
100,000   Accent Color Sciences*................        243,750
142,500   Encad*................................      3,918,750
                                                  -------------
                                                      4,162,500
                                                  -------------
        Electronic Components &
          Instruments- 4.5%
 50,000   Cognos*...............................      1,150,000
105,000   GaSonics International*...............      1,036,875
 30,000   Harmonic Lightwaves*..................        326,250
 76,000   Indus International*..................        551,000
 50,000   Oryx Technology*......................         53,125
 92,000   SDL*..................................      1,334,000
 71,400   SystemSoft*...........................        455,175
 20,000   Trident Microsystems*.................        181,250
 28,000   Vantive*..............................        707,000
                                                  -------------
                                                      5,794,675
                                                  -------------
        Energy Resources-  7.1%
 75,000   Comstock Resources*...................        895,312
 56,000   Eagle Geophysical*....................        728,000
 98,800   Global Industries*....................      1,679,600
136,000   Precision Drilling*...................      3,315,000
100,000   Pride Petroleum Services..............      2,525,000
                                                  -------------
                                                      9,142,912
                                                  -------------
        Financial Services-  6.7%
150,000   AMRESCO*..............................      4,537,500
 50,000   Credit Acceptance*....................        387,500
120,000   The Money Store.......................      2,520,000
 75,000   United Companies
            Financial...........................      1,162,500
                                                  -------------
                                                      8,607,500
                                                  -------------
        Food & Household Products-  0.8%
 60,000   Dan River*............................        986,250
                                                  -------------
        Health & Personal Care-  13.0%
 51,400   Access Health*........................      1,509,875
 53,200   Dura Pharmaceuticals*.................      2,440,550
130,000   EndoSonics*...........................      1,397,500
 30,000   Ergo Science*.........................        457,500
 45,000   Imnet Systems*........................        731,250
 50,000   Jones Medical Industries..............      1,912,500
 32,000   Kos Pharmaceuticals*..................        494,000
115,000   Medical Resources*....................      1,078,125
 93,525   National Data.........................      3,378,591
 40,000   SangStat Medical*.....................      1,620,000
340,000   Trinity Biotech ADR*..................        669,375
 27,000   Vertex Pharmaceuticals*...............        891,000
                                                  -------------
                                                     16,580,266
                                                  -------------
        Leisure & Tourism-  3.4%
125,000   Rainforest Cafe*......................      4,125,000
173,250   Spatializer Audio
            Laboratories*.......................        259,875
                                                  -------------
                                                      4,384,875
                                                  -------------
        Machinery & Engineering-  1.5%
 19,000   Group Maintenance
            America.............................        319,438
 80,000   OmniQuip International................      1,595,000
                                                  -------------
                                                      1,914,438
                                                  -------------
        Multi - Industry-  5.2%
 30,000   CalEnergy*............................        862,500
130,000   Deston Fearing*.......................        211,250
 85,000   Imagemax*.............................        860,625
 73,700   Personnel Group of
            America.............................      2,432,100
190,000   Printrak International*...............      2,066,250
 10,000   Sterigenics International*............        190,000
                                                  -------------
                                                      6,622,725
                                                  -------------
        Retail-  13.4%
155,000   Claire's Stores.......................      3,012,812
178,000   Goody's Family Clothing*..............      4,839,375
 86,000   I.C. Isaacs*..........................        870,750
115,000   Just For Feet*........................      1,509,375
100,000   Proffitt's*...........................      2,843,750
124,000   Vans*.................................      1,875,500

See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
Govett Smaller Companies Fund (continued)
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 1997

                                                           Value
 Shares                   Description                   (See Note 1)
--------------------------------------------------------------------
        Common Stocks (continued)

        Retail (continued)

100,000   Viking Office Products*....................   $  2,181,250
                                                        ------------
                                                          17,132,812
                                                        ------------
        Services - 3.6%
200,000   Allied Waste Industries*...................      4,662,500
                                                        ------------
        Telecommunications - 8.4%
150,000   Aspect
            Telecommunications*......................      3,131,250
130,000   Digital Microwave*.........................      1,885,000
251,600   DSP Communications*........................      3,019,200
 68,800   PairGain Technologies*.....................      1,333,000
160,000   Periphonics*...............................      1,400,000
                                                        ------------
                                                          10,768,450
                                                        ------------
          Total - Common Stocks
            (Cost $120,710,697)......................    115,654,276
                                                        ------------
        TOTAL INVESTMENTS - 90.4%
            (Cost $120,710,697)......................    115,654,276
                                                        ------------
        Other Assets and Liabilities
          (net) - 9.6%...............................     12,270,792
                                                        ------------
        TOTAL NET ASSETS -
          100.0%.....................................   $127,925,068
                                                        ============

    * Non-income producing security
ADR  American Depositary Receipt

                     Geographic Concentration+

United States .......................................           84.9%
Canada ..............................................            2.6
Norway ..............................................            1.4
Belgium .............................................            1.0
Ireland .............................................            0.5
                                                               -----
                                                                90.4
Other Assets and Liabilities (net) ..................            9.6
                                                               -----
    Total Net Assets ................................          100.0%
                                                               =====

                         Sector Allocation+

Electrical & Electronics ............................           16.7%
Retail ..............................................           13.4
Health & Personal Care ..............................           13.0
Telecommunications ..................................            8.4
Energy Resources ....................................            7.1
Financial Services ..................................            6.7
Multi - Industry ....................................            5.2
Electronic Components & Instruments .................            4.5
Services ............................................            3.6
Leisure & Tourism ...................................            3.4
Other ...............................................            8.4
                                                               -----
                                                                90.4
Other Assets and Liabilities (net) ..................            9.6
                                                               -----
    Total Net Assets ................................          100.0%
                                                               =====

    + Unaudited

See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
Govett Asia Fund
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 1997

                                                        Value
 Shares                Description                   (See Note 1)
-----------------------------------------------------------------
        Common Stocks -  95.8%

        Australia -  6.2%
  3,000   Australia & New Zealand
            Banking Group...........................  $   19,817
 16,000   Sydney Harbour Casino
            Holdings*...............................      15,166
  6,600   West Australian Newspapers................      27,745
  8,500   Woolworths Holdings.......................      28,406
                                                      ----------
                                                          91,134
                                                      ----------
        China -  16.0%
 62,000   First Tractor*............................      37,405
175,000   Guangshen Railway.........................      46,296
  1,000   Huaneng Power International
            ADR*....................................      23,188
 44,000   Qingling Motors...........................      21,577
  3,250   Shandong Huaneng Power
            ADR.....................................      22,344
 17,040   Want Want Holdings*.......................      23,515
 84,000   Yitai Coal Shanghai*......................      32,760
 90,000   Zhejiang Southeast Electric
            Power*..................................      28,980
                                                      ----------
                                                         236,065
                                                      ----------
        Hong Kong -  14.6%
 83,000   Aeon Credit Service.......................      18,209
  5,000   Cheung Kong...............................      32,746
  8,000   China Telecom*............................      13,731
 34,000   Founder Hong Kong.........................      21,061
 22,000   Guangdong Investment......................      14,621
  1,000   HSBC Holdings.............................      24,648
  5,000   Hutchison Whampoa.........................      31,359
  5,000   Johnson Electric Holdings.................      14,389
  6,000   Li & Fung.................................       8,401
 14,000   NG Fung Hong..............................      14,724
  6,000   Shanghai Industrial Holdings..............      22,300
                                                      ----------
                                                         216,189
                                                      ----------
        India -  8.1%
    760   Hindalco Industries.......................      14,963
  3,000   Industrial Credit & Investment
            GDR.....................................      37,275
    800   Mahanager Telephone Nigam
            GDR*....................................      12,008
  4,700   Reliance Industries GDR...................      39,656
  1,900   Tata Engineering and
            Locomotive GDR..........................      15,817
                                                      ----------
                                                         119,719
                                                      ----------
        Indonesia -  2.9%
 19,000   Bimantara Citra...........................       3,628
 22,000   Indofood Sukes Makmur.....................       7,200
 18,000   Medco Energi..............................      22,009
 80,000   Panin Bank................................       9,818
                                                      ----------
                                                          42,655
                                                      ----------
       Japan -  25.0%
  1,500   Aderans...................................      36,214
  1,000   Fuji Photo Film...........................      38,322
  3,000   Hitachi...................................      21,383
  5,000   Kikkoman..................................      25,331
  1,000   Matsushita Communication..................      26,672
  3,000   Mitsui Fudosan............................      28,971
    300   Nichiei...................................      31,960
      5   Nippon Telegraph &
            Telephone...............................      42,920
  2,000   Nomura Securities.........................      26,672
      1   NTT Data Communications
            Systems.................................      53,880
    400   Sony......................................      35,562
                                                      ----------
                                                         367,887
                                                      ----------
       Malaysia -  3.4%
 10,000   Malakoff..................................      20,825
 10,000   Tanjong...................................      16,583
 21,000   Technology Resources
            Industries..............................      12,418
                                                      ----------
                                                          49,826
                                                      ----------
       Pakistan -  1.3%
    274  Pakistan Telecommunications
            GDR.....................................      18,906
                                                      ----------
       Philippines -  3.4%
 69,100   DMCI Holdings*............................       2,047
  2,736   Far East Bank & Trust (partly
            paid)...................................       3,310
 32,000   First Philippine Holdings.................      24,889
 24,600   Ionics Circuit............................      10,022
 21,000   La Tondena Distillers.....................       9,593
                                                      ----------
                                                          49,861
                                                      ----------
       Singapore -  8.8%
 18,600   Acma......................................      12,831
 23,000   DBS Land..................................      35,290
  5,000   Development Bank of
            Singapore...............................      42,819
 10,000   Overseas Union Bank.......................      38,359
                                                      ----------
                                                         129,299
                                                      ----------
       Taiwan -  3.8%
 19,000   CTCI*.....................................      27,080
 15,000   Nien Hsing Textile*.......................      28,966
                                                      ----------
                                                          56,046
                                                      ----------

See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
Govett Asia Fund (continued)
--------------------------------------------------------------------------------

Schedule of Investments
December 31, 1997

                                                Value
 Shares             Description             (See Note 1)
---------------------------------------------------------
        Common Stocks (continued)

        Thailand -  2.3%
 58,000   Jasmine International..............  $   11,082
  3,900   Shinawatra Computer................      12,959
  5,500   Thai Farmers Bank..................       9,995
                                               ----------
                                                   34,036
                                               ----------
          Total - Common Stocks
            (Cost $1,762,138)................   1,411,623
                                               ----------

        Preferred Stocks -  0.1%

        Malaysia -  0.1%
 20,000   Multi-Purpose Holdings,
            expire 1/13/02
          (Cost $8,005)......................       1,286
                                               ----------
        Warrants and Rights* -  0.1%

        Hong Kong -  0.0%
 18,400   Oriental Press Group
            Warrants, expire 10/2/98.........         166
                                               ----------
        Japan -  0.1%
     20   Optec Dai-Ichi Denko
            Warrants, expire 2/8/00..........         563
                                               ----------
        Malaysia -  0.0%
    971   Rashid Hussain Berhad
            Warrants, expire 3/25/02.........         180
                                               ----------
        Philippines -  0.0%
 16,200   Belle Corporation Warrants,
            expire 10/6/00...................          25
                                               ----------
        Singapore -  0.0%
  4,650   Acma Warrants, expire
            7/24/01..........................         318
                                               ----------
          Total - Warrants and
            Rights (Cost $20,578)............       1,252
                                               ----------
        TOTAL INVESTMENTS -
          96.0% (Cost $1,790,721)............   1,414,161

        Other Assets and Liabilities (net)
          - 4.0%.............................      58,318
                                               ----------
        TOTAL NET ASSETS - 100.0%              $1,472,479
                                               ==========

  *  Non-income producing security
ADR  American Depositary Receipt
GDR  Global Depositary Receipt


                           Geographic Concentration+

Japan .................................................................    25.1%
China .................................................................    16.0
Hong Kong .............................................................    14.6
Singapore .............................................................     8.8
India .................................................................     8.1
Australia .............................................................     6.2
Taiwan ................................................................     3.8
Malaysia ..............................................................     3.5
Philippines ...........................................................     3.4
Indonesia .............................................................     2.9
Other .................................................................     3.6
                                                                          -----
                                                                           96.0
Other Assets and Liabilities (net) ....................................     4.0
                                                                          -----
    Total Net Assets ..................................................   100.0%
                                                                          =====


                              Sector Allocation+

Financial Services ....................................................    11.7%
Electrical & Electronics ..............................................     9.7
Services ..............................................................     7.8
Multi - Industry ......................................................     7.6
Telecommunications ....................................................     7.4
Banking ...............................................................     7.2
Real Estate ...........................................................     6.6
Automobiles ...........................................................     5.1
Utilities - Electric & Gas ............................................     5.1
Retail ................................................................     4.6
Other .................................................................    23.2
                                                                          -----
                                                                           96.0
Other Assets and Liabilities (net) ....................................     4.0
                                                                          -----
    Total Net Assets ..................................................   100.0%
                                                                          =====


    + Unaudited


See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
Govett Latin America Fund
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 1997

                                                        Value
  Shares             Description                     (See Note 1)
------------------------------------------------------------------
           Common Stocks -  82.0%

           Argentina -  12.0%
    8,186   Banco Frances del Rio de la
              Plata................................. $   75,980
   13,000   Perez Companc...........................     92,838
    8,400   Quilmes Industrial ADR..................    114,975
    1,700   Siderar ADR.............................     57,800
    5,260   Telefonica de Argentina
              ADR...................................    195,935
    2,350   YPF ADR.................................     80,341
                                                     ----------
                                                        617,869
                                                     ----------
           Brazil -  27.2%
  260,000   Encopar.................................        193
    2,300   Cemig ADR...............................     99,933
    1,065   Centrais Electricas de Santa
              Catarina GDR..........................    132,645
5,420,000   Eletrobras..............................    269,531
   95,000   Riograndense de
              Telecommunication*....................    117,042
  380,000   Saneamento Basico De SP.................     90,229
    1,900   Siderurgica Nacional ADR................     49,044
1,080,000   Telebras................................    109,834
    2,400   Telebras ADR............................    279,450
  200,439   Telepar*................................    107,758
  734,104   Telerj*.................................     76,301
   35,472   Telesp*.................................      8,073
    1,840   Unibanco GDR*...........................     59,225
                                                     ----------
                                                      1,399,258
                                                     ----------
           Chile -  6.3%
    6,100   Empresa Nacional
              Electricidad ADR......................    107,894
    1,200   Quimica Minera ADR......................     52,800
    3,500   Telecomunicacoes de Chile
              ADR...................................    104,562
    2,200   Vina Concha Y Toro ADR..................     55,550
                                                     ----------
                                                        320,806
                                                     ----------
           Mexico -  30.8%
    5,400   Cemex ADR*..............................     57,375
   87,000   Controladora Comercial
              Mexicana..............................    112,474
   11,000   Desc....................................    104,268
   13,000   Femsa...................................    104,516
   70,000   Grupo Elektra...........................    123,499
    8,000   Grupo Financiero Bancomer
              GDR*..................................    103,500
   17,000   Grupo Industrial Saltillo...............     64,752
    2,800   Grupo Televisa GDR*.....................    108,325
   20,000   Industrias CH*..........................    119,107
    3,400   Panamerican Beverages...................    110,925
   13,000   Sanluis Corporacion.....................    105,645
    5,000   Telefonos de Mexico ADR.................    280,312
    3,800   Tubo de Acero de Mexico
              ADR*..................................     82,175
    4,700   TV Azteca ADR*..........................    106,044
                                                     ----------
                                                      1,582,917
                                                     ----------

           Peru -  1.9%
    4,160   Telefonos del Peru ADR..................     96,980
                                                     ----------

           Venezuela -  3.8%
    1,370   Compania Anonima
              Nacional Telefonos de
              Venezuela ADR.........................     57,026
   78,268   Electricidad de Caracas.................     93,897
   10,400   Siderurgica Venezolana
              Sivensa ADR...........................     43,515
                                                     ----------
                                                        194,438
                                                     ----------

            Total - Common Stocks
              (Cost $3,964,112).....................  4,212,268
                                                     ----------

           Preferred Stocks -  14.1%

           Brazil -  14.1%
  273,000   Companhia Cimento
              Portland Itau.........................     52,592
7,600,000   Copel...................................    103,167
2,402,000   Duratex.................................     94,698
1,010,000   Petrobras...............................    236,199
    9,798   Telemig Tele Minas......................      1,238
  899,215   Telesp*.................................    239,289
                                                     ----------
                                                        727,183

            Total - Preferred Stocks
              (Cost $669,109).......................    727,183
                                                     ----------

           Warrants and Rights* -  0.1%

           Mexico -  0.1%
   20,000   Metalclad Warrants, expire
              9/30/99 (Cost $0).....................      3,000
                                                     ----------
            TOTAL INVESTMENTS -
             96.2% (Cost $4,633,221)................  4,942,451

            Other Assets and Liabilities
              (net) - 3.8%..........................    195,131
                                                     ----------

            TOTAL NET ASSETS -
              100.0%................................ $5,137,582
                                                     ==========

       * Non-income producing security
     ADR American Depositary Receipt
     GDR Global Depositary Receipt

See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
Govett Latin America Fund (continued)
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 1997

                           Geographic Concentration+

Brazil ................................................................    41.3%
Mexico ................................................................    30.9
Argentina .............................................................    12.0
Chile .................................................................     6.3
Venezuela .............................................................     3.8
Peru ..................................................................     1.9
                                                                          -----
                                                                           96.2
Other Assets and Liabilities (net) ....................................     3.8
                                                                          -----
    Total Net Assets ..................................................   100.0%
                                                                          =====

                              Sector Allocation+

National Telecommunications ...........................................    22.0%
Electrical & Electronics ..............................................    11.2
Regional Telecommunications ...........................................    10.7
Beverages & Tobacco ...................................................     7.5
Energy Resources ......................................................     6.2
Multi-Industry ........................................................     5.4
Banking ...............................................................     4.6
Retail ................................................................     4.6
Energy Equipment & Services ...........................................     4.4
Broadcasting & Publishing .............................................     4.2
Other .................................................................    15.4
                                                                          -----
                                                                           96.2
Other Assets and Liabilities (net) ....................................     3.8
                                                                          -----
    Total Net Assets ..................................................   100.0%
                                                                          =====

        + Unaudited

See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
Govett Global Income Fund
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 1997


   Principal                                                          Value
     Amount                      Description                      (See Note 1)
--------------------------------------------------------------------------------
                          Government Bonds and Notes-
                            99.0%

                          Argentina - 4.9%
USD    500,000              Argentina Global Bond
                            9.25%, 02/23/01................... $      504,375
                                                               --------------
                          Austria - 11.3%
ATS 13,800,000              Republic of Austria
                            6.25%, 05/31/06...................      1,158,603
                                                               --------------
                          Germany - 14.6%
DEM  2,470,000              Treuhandanstalt
                            6.75%, 05/13/04...................      1,496,733
                                                               --------------
                          Ireland - 4.9%
USD    500,000              BGB Finance 6.50%, 09/03/01.......        504,062
                                                               --------------
                          Multi-National - 4.7%
JPY 52,000,000              IBRD Global Bond
                            4.75%, 12/20/04...................        480,993
                                                               --------------
                          Netherlands - 2.1%
NLG    400,000              Netherlands Government
                            7.00%, 06/15/05...................        218,480
                                                               --------------
                          New Zealand - 1.8%
NZD    300,000              New Zealand Government
                            8.00%, 11/15/06...................        185,064
                                                               --------------
                          Norway - 4.8%
USD    500,000              Telenor Series E
                            5.75%, 03/26/01...................        493,125
                                                               --------------
                          Russia - 4.6%
USD    500,000              Russia (Ministry of Finance)
                            9.25%, 11/27/01...................        476,875
                                                               --------------
                          United Kingdom - 15.8%
GBP    350,000              U.K. Gilt
                            8.00%, 06/07/21...................        698,276

GBP    500,000            U.K. Gilt
                            9.75%, 08/27/02...................        922,818
                                                               --------------
                                                                    1,621,094
                                                               --------------

                          United States - 29.5%
USD    400,000              U.S. Treasury Bond
                            6.50%, 11/15/26...................        427,000
USD  1,200,000            U.S. Treasury Note
                            6.50%, 08/31/01...................      1,229,626
USD  1,250,000            U.S. Treasury Note
                            7.50%, 02/15/05...................      1,373,437
                                                               --------------
                                                                    3,030,063
                                                               --------------
                          Total -
                            Government Bonds and
                             Notes
                          (Cost $10,383,127)..................     10,169,467
                                                               --------------
                          TOTAL INVESTMENTS - 99.0%
                          (Cost $10,383,127)..................     10,169,467

                          Other Assets and
                           Liabilities (net) - 1.0%...........        107,177
                                                               --------------
                          TOTAL NET ASSETS - 100.0%........... $   10,276,644
                                                               ==============

ATS Austrian Schilling
DEM German Mark
GBP British Pound
JPY Japanese Yen
NLG Netherland Guilder
USD United States Dollar
NZD New Zealand Dollar

                           Geographic Concentration+

United States .........................................................    29.5%
United Kingdom ........................................................    15.8
Germany ...............................................................    14.6
Austria ...............................................................    11.3
Argentina .............................................................     4.9
Ireland ...............................................................     4.9
Norway ................................................................     4.8
Multi-National ........................................................     4.7
Russia ................................................................     4.6
Netherlands ...........................................................     2.1
Other .................................................................     1.8
                                                                          -----
                                                                           99.0
Other Assets and Liabilities (net) ....................................     1.0
                                                                          -----
    Total Net Assets ..................................................   100.0%
                                                                          =====

    + Unaudited

See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
Statements of Assets and Liabilities
--------------------------------------------------------------------------------
December 31, 1997

                                                                                                        Emerging
                                                                                      International      Markets
                                                                                         Equity          Equity
                                                                                          Fund            Fund
                                                                                      --------------  ------------
ASSETS:
Investments, at value (Note 1) - (see accompanying Schedule of Investments) .........  $ 13,345,780   $ 32,483,418
Cash ................................................................................       291,942              -
Foreign currency, at value (Note 1) .................................................       419,772        264,233
Receivable from:
  Securities sold ...................................................................             -      2,186,061
  Net open forward currency contracts (Note 8) ......................................        32,164              -
  Fund shares sold ..................................................................        11,691          8,978
  Dividends and interest ............................................................        27,698         35,471
Deferred organization expense (Note 1) ..............................................             -              -
Other assets ........................................................................        12,449          7,173
                                                                                       ------------   ------------
  Total assets ......................................................................    14,141,496     34,985,334
                                                                                       ------------   ------------
LIABILITIES:
Loans payable (Note 4) ..............................................................             -      1,174,503
Payable for:
  Securities purchased ..............................................................             -        473,646
  Fund shares repurchased ...........................................................        87,175        229,362
  Deferred foreign country taxes ....................................................           212         12,683
  Investment manager (Note 2) .......................................................        11,942         18,008
Accrued expenses and other liabilities ..............................................        89,820        178,142
                                                                                       ------------   ------------
  Total liabilities .................................................................       189,149      2,086,344
                                                                                       ------------   ------------
Net assets ..........................................................................  $ 13,952,347   $ 32,898,990
                                                                                       ============   ============
NET ASSETS CONSIST OF:
Paid-in-capital .....................................................................  $ 11,045,187   $ 38,669,096
Undistributed net investment income (loss) ..........................................       (57,234)       253,534
Accumulated net realized gain (loss) on investments and foreign currency transactions       335,009     (6,090,696)
Net unrealized appreciation (depreciation) on investments, forward currency contracts
  and net other assets (net of accrued foreign country tax unrealized appreciation) .     2,629,385         67,056
                                                                                       ------------   ------------
Net assets ..........................................................................  $ 13,952,347   $ 32,898,990
                                                                                       ============   ============
Shares outstanding ..................................................................     1,279,859      2,688,385
                                                                                       ============   ============
Net Asset Value and redemption price per Class A share ..............................  $      10.90   $      12.24
                                                                                       ============   ============
Offering price per Class A share (net asset value divided by 95.05%) ................  $      11.47   $      12.88
                                                                                       ============   ============

Cost of investments .................................................................  $ 10,738,234   $ 32,398,552
Cost of foreign currency ............................................................  $    429,133   $    266,870

See accompanying notes to the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                            Smaller
                                                                                           Companies          Asia
                                                                                             Fund             Fund
                                                                                          -------------   -------------
ASSETS:
Investments, at value (Note 1) - (see accompanying Schedule of Investments) .........     $ 115,654,276   $   1,414,161
Cash ................................................................................        14,207,305          29,434
Foreign currency, at value (Note 1) .................................................                 -          95,609
Receivable from:
  Securities sold ...................................................................                 -               -
  Net open forward currency contracts (Note 8) ......................................                 -           5,103
  Fund shares sold ..................................................................           710,403               -
  Dividends and interest ............................................................             1,250           1,095
Deferred organization expense (Note 1) ..............................................                 -           6,327
Other assets ........................................................................             6,497           6,503
                                                                                          -------------   -------------
  Total assets ......................................................................       130,579,731       1,558,232
                                                                                          -------------   -------------
LIABILITIES:
Loans payable (Note 4) ..............................................................                 -               -
Payable for:
  Securities purchased ..............................................................           110,360           3,198
  Fund shares repurchased ...........................................................         2,092,798           6,036
  Deferred foreign country taxes ....................................................                 -             282
  Investment manager (Note 2) .......................................................             3,770           9,326
Accrued expenses and other liabilities ..............................................           447,735          66,911
                                                                                          -------------   -------------
  Total liabilities .................................................................         2,654,663          85,753
                                                                                          -------------   -------------
Net assets ..........................................................................     $ 127,925,068   $   1,472,479
                                                                                          =============   =============
NET ASSETS CONSIST OF:
Paid-in-capital .....................................................................     $ 154,229,272   $   4,187,247
Undistributed net investment income (loss) ..........................................                 -         (19,305)
Accumulated net realized gain (loss) on investments and foreign currency transactions       (21,247,783)     (2,324,721)
Net unrealized appreciation (depreciation) on investments, forward currency contracts
  and net other assets (net of accrued foreign country tax unrealized appreciation) .        (5,056,421)       (370,742)
                                                                                          -------------   -------------
Net assets ..........................................................................     $ 127,925,068   $   1,472,479
                                                                                          =============   =============
Shares outstanding ..................................................................         6,701,087         247,853
                                                                                          =============   =============
Net Asset Value and redemption price per Class A share ..............................     $       19.09   $        5.94
                                                                                          =============   =============
Offering price per Class A share (net asset value divided by 95.05%) ................     $       20.08   $        6.25
                                                                                          =============   =============


Cost of investments .................................................................     $ 120,710,697   $   1,790,721
Cost of foreign currency ............................................................     $          -    $      96,194




                                                                                                Latin            Global
                                                                                               America           Income
                                                                                                Fund             Fund
                                                                                           -------------   --------------
ASSETS:
Investments, at value (Note 1) - (see accompanying Schedule of Investments) .........      $   4,942,451   $  10,169,467
Cash ................................................................................            294,738          16,010
Foreign currency, at value (Note 1) .................................................                  -          10,933
Receivable from:
  Securities sold ...................................................................                  -               -
  Net open forward currency contracts (Note 8) ......................................                  -          17,562
  Fund shares sold ..................................................................                713           3,275
  Dividends and interest ............................................................              6,621         265,287
Deferred organization expense (Note 1) ..............................................              6,962               -
Other assets ........................................................................              2,180           8,795
                                                                                           -------------   --------------
  Total assets ......................................................................          5,253,665      10,491,329
                                                                                           -------------   --------------

LIABILITIES:
Loans payable (Note 4) ..............................................................                  -         100,000
Payable for:
  Securities purchased ..............................................................             45,937               -
  Fund shares repurchased ...........................................................              6,260          40,121
  Deferred foreign country taxes ....................................................                  -               -
  Investment manager (Note 2) .......................................................                  -           2,203
Accrued expenses and other liabilities ..............................................             63,886          72,361
                                                                                           -------------   --------------
  Total liabilities .................................................................            116,083         214,685
                                                                                           -------------   --------------
Net assets ..........................................................................      $   5,137,582   $  10,276,644
                                                                                           =============   ==============
NET ASSETS CONSIST OF:
Paid-in-capital .....................................................................      $   5,836,798   $  15,102,373
Undistributed net investment income (loss) ..........................................                  -         (68,866)
Accumulated net realized gain (loss) on investments and foreign currency transactions         (1,010,742)     (4,558,668)
Net unrealized appreciation (depreciation) on investments, forward currency contracts
  and net other assets (net of accrued foreign country tax unrealized appreciation) .            311,526        (198,195)
                                                                                           -------------   --------------
Net assets ..........................................................................      $   5,137,582   $  10,276,644
                                                                                           =============   ==============
Shares outstanding ..................................................................            536,719       1,314,632
                                                                                           =============   ==============
Net Asset Value and redemption price per Class A share ..............................      $        9.57   $        7.82
                                                                                           =============   ==============
Offering price per Class A share (net asset value divided by 95.05%) ................      $       10.07   $        8.23
                                                                                           =============   ==============


Cost of investments .................................................................      $   4,633,221   $  10,383,127
Cost of foreign currency ............................................................      $           -   $      10,967

--------------------------------------------------------------------------------
Statements of Operations
--------------------------------------------------------------------------------
For the year ended December 31, 1997

                                                                                               Emerging
                                                                           International        Markets
                                                                               Equity           Equity
                                                                                Fund             Fund
                                                                            -----------      -----------
Investment income:
Interest* ..............................................................    $     1,367      $    36,269
Dividends* .............................................................        343,751        1,037,195
                                                                            -----------      -----------
  Total investment income ..............................................        345,118        1,073,464
                                                                            -----------      -----------
Expenses:
Management fee (Note 2) ................................................        216,129          532,713
Custody and administration fees ........................................         95,477          307,981
12b-1 fee Class A (Note 3) .............................................        108,102          266,568
Professional fees ......................................................         53,534           59,241
Transfer agency fee ....................................................         95,656          229,546
Registration and filing fees ...........................................         25,955           35,003
Directors' fees and expenses ...........................................         27,625           27,642
Amortization of organization costs (Note 1) ............................            226              226
Other ..................................................................         28,791           64,197
                                                                            -----------      -----------
  Total expenses .......................................................        651,495        1,523,117
                                                                            -----------      -----------
Less:  Expenses reimbursable and fees waived by the Manager (Note 2) ...       (110,750)        (188,156)
                                                                            -----------      -----------
Net operating expenses .................................................        540,745        1,334,961
                                                                            -----------      -----------
Interest and other non-operating expenses (Note 4) .....................         23,478           29,022
                                                                            -----------      -----------
Net investment income (loss) ...........................................       (219,105)        (290,519)
                                                                            -----------      -----------
Realized and unrealized gain (loss):
Net realized gain (loss) on:
  Investment transactions ..............................................        344,772          (22,482)
  Foreign currency transactions ........................................        198,029          284,343
                                                                            -----------      -----------
    Net realized gain (loss) ...........................................        542,801          261,861
                                                                            -----------      -----------
Net unrealized appreciation (depreciation) on:
  Investments ..........................................................         37,198       (2,488,114)
  Foreign currency transactions ........................................       (127,338)          (2,064)
                                                                            -----------      -----------
    Net unrealized appreciation (depreciation) during the period .......        (90,140)      (2,490,178)
                                                                            -----------      -----------
Net realized and unrealized gain (loss) ................................        452,661       (2,228,317)
                                                                            -----------      -----------
Net increase (decrease) in net assets resulting from operations ........    $   233,556      $(2,518,836)
                                                                            ===========      ===========


* Net of foreign taxes withheld of .....................................    $    24,690      $    35,128

See accompanying notes to the financial statements.


                                                                            Smaller                        Latin           Global
                                                                           Companies       Asia           America          Income
                                                                             Fund          Fund            Fund             Fund
                                                                         ------------  ------------    ------------    ------------
Investment income:
Interest* .............................................................. $    506,709  $      3,287    $      7,107    $    824,918
Dividends* .............................................................      101,620        36,104         113,826               -
                                                                         ------------  ------------    ------------    ------------
  Total investment income ..............................................      608,329        39,391         120,933         824,918
                                                                         ------------  ------------    ------------    ------------
Expenses:
Management fee (Note 2) ................................................    1,730,046        26,499          53,584         101,316
Custody and administration fees ........................................      377,124        81,964          48,552          34,343
12b-1 fee Class A (Note 3) .............................................      863,271        13,400          26,854          47,056
Professional fees ......................................................       60,884        54,726          53,235          54,209
Transfer agency fee ....................................................    1,117,567        26,105          24,997          57,449
Registration and filing fees ...........................................       66,032        26,254          24,502          24,612
Directors' fees and expenses ...........................................       27,625        27,625          28,625          23,925
Amortization of organization costs (Note 1) ............................        8,123         6,315           5,913             226
Other ..................................................................      194,643        21,632          27,594          22,807
                                                                         ------------  ------------    ------------    ------------
  Total expenses .......................................................    4,445,315       284,520         293,856         365,943
                                                                         ------------  ------------    ------------    ------------
Less:  Expenses reimbursable and fees waived by the Manager (Note 2) ...   (1,050,572)     (218,074)       (159,809)       (129,931)
                                                                         ------------  ------------    ------------    ------------
Net operating expenses .................................................    3,394,743        66,446         134,047         236,012
                                                                         ------------  ------------    ------------    ------------
Interest and other non-operating expenses (Note 4) .....................       61,954         9,825             127          15,978
                                                                         ------------  ------------    ------------    ------------
Net investment income (loss) ...........................................   (2,848,368)      (36,880)        (13,241)        572,928
                                                                         ------------  ------------    ------------    ------------
Realized and unrealized gain (loss):
Net realized gain (loss) on:
  Investment transactions ..............................................   (8,401,941)     (214,404)        838,886        (301,294)
  Foreign currency transactions ........................................       (3,397)      (20,507)        (11,069)       (778,627)
                                                                         ------------  ------------    ------------    ------------
    Net realized gain (loss) ...........................................   (8,405,338)     (234,911)        827,817      (1,079,921)
                                                                         ------------  ------------    ------------    ------------
Net unrealized appreciation (depreciation) on:
  Investments ..........................................................   (8,647,141)     (492,034)        (60,327)        (22,737)
  Foreign currency transactions ........................................            -         7,964           2,666         157,980
                                                                         ------------  ------------    ------------    ------------
    Net unrealized appreciation (depreciation) during the period .......   (8,647,141)     (484,070)        (57,661)        135,243
                                                                         ------------  ------------    ------------    ------------
Net realized and unrealized gain (loss) ................................  (17,052,479)     (718,981)        770,156        (944,678)
                                                                         ------------  ------------    ------------    ------------
Net increase (decrease) in net assets resulting from operations ........ $(19,900,847) $   (755,861)   $    756,915    $   (371,750)
                                                                         ============  ============    ============    ============


* Net of foreign taxes withheld of ..................................... $          -  $      4,265    $          -    $          -

--------------------------------------------------------------------------------
  Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                  International Equity Fund
                                                                                 ----------------------------
                                                                                  Year Ended     Year Ended
                                                                                 December 31,   December 31,
                                                                                     1997           1996
                                                                                 ------------    ------------
Increase (decrease) in net assets from:
Operations:
Net investment income (loss) ...............................................     $   (219,105)   $   (296,545)
Net realized gain (loss) on investment and foreign currency transactions ...          542,801       3,101,203
Net change in unrealized appreciation (depreciation) on investments, forward
  currency contracts, foreign currency, and other assets ...................          (90,140)        373,048
                                                                                 ------------    ------------
Net increase (decrease) in net assets resulting from operations ............          233,556       3,177,706
                                                                                 ------------    ------------
Distributions to shareholders:
From net investment income .................................................                -        (243,517)
In excess of net investment income .........................................                -        (203,336)
From net realized capital gains ............................................         (398,221)     (2,610,505)
Return of capital ..........................................................                -               -
                                                                                 ------------    ------------
  Total distributions to shareholders ......................................         (398,221)     (3,057,358)
                                                                                 ------------    ------------
Fund share transactions (Note 6):
Proceeds from shares sold ..................................................        5,058,342      12,422,506
Net asset value of shares issued on reinvestment of distributions ..........          372,030       2,867,255
Cost of shares repurchased .................................................      (17,135,065)    (18,134,855)
                                                                                 ------------    ------------
Net increase (decrease) in net assets resulting from fund
   share transactions ......................................................      (11,704,693)     (2,845,094)
                                                                                 ------------    ------------
Total change in net assets .................................................      (11,869,358)     (2,724,746)
Net Assets:
  Beginning of period ......................................................       25,821,705      28,546,451
                                                                                 ------------    ------------
  End of period* ...........................................................     $ 13,952,347    $ 25,821,705
                                                                                 ============    ============

*Including undistributed net investment income (loss) of .................     $    (57,234)   $   (203,336)

                                                                                       Emerging Markets
                                                                                          Equity Fund
                                                                                 ----------------------------
                                                                                  Year Ended      Year Ended
                                                                                 December 31,    December 31,
                                                                                     1997            1996
                                                                                 ------------    ------------
Increase (decrease) in net assets from:
Operations:
Net investment income (loss) ...............................................     $   (290,519)   $   (483,192)
Net realized gain (loss) on investment and foreign currency transactions ...          261,861       2,174,025
Net change in unrealized appreciation (depreciation) on investments, forward
  currency contracts, foreign currency, and other assets ...................       (2,490,178)      6,645,009
                                                                                 ------------    ------------
Net increase (decrease) in net assets resulting from operations ............       (2,518,836)      8,335,842
                                                                                 ------------    ------------
Distributions to shareholders:
From net investment income .................................................                -               -
In excess of net investment income .........................................                -        (247,279)
From net realized capital gains ............................................                -               -
Return of capital ..........................................................                -               -
                                                                                 ------------    ------------
  Total distributions to shareholders ......................................                -        (247,279)
                                                                                 ------------    ------------
Fund share transactions (Note 6):
Proceeds from shares sold ..................................................       30,078,065      59,140,053
Net asset value of shares issued on reinvestment of distributions ..........                -         225,216
Cost of shares repurchased .................................................      (51,474,083)    (86,526,905)
                                                                                 ------------    ------------
Net increase (decrease) in net assets resulting from fund
   share transactions ......................................................      (21,396,018)    (27,161,636)
                                                                                 ------------    ------------
Total change in net assets .................................................      (23,914,854)    (19,073,073)
Net Assets:
  Beginning of period ......................................................       56,813,844      75,886,917
                                                                                 ------------    ------------
  End of period* ...........................................................     $ 32,898,990    $ 56,813,844
                                                                                 ============    ============

*Including undistributed net investment income (loss) of .................     $    253,534    $          -

See accompanying notes to the financial statements.

                                                                                         Smaller Companies Fund
                                                                                    --------------------------------
                                                                                     Year Ended          Year Ended
                                                                                    December 31,        December 31,
                                                                                        1997               1996
                                                                                    -------------    ---------------
Increase (decrease) in net assets from:
Operations:
Net investment income (loss) ...............................................        $  (2,848,368)   $  (5,275,475)
Net realized gain (loss) on investment and foreign currency transactions ...           (8,405,338)      68,713,180
Net change in unrealized appreciation (depreciation) on investments, forward
  currency contracts, foreign currency, and other assets ...................           (8,647,141)    (107,281,729)
                                                                                    -------------    -------------
Net increase (decrease) in net assets resulting from operations ............          (19,900,847)     (43,844,024)
                                                                                    -------------    -------------
Distributions to shareholders:
From net investment income .................................................                    -                -
In excess of net investment income .........................................                    -                -
From net realized capital gains ............................................                    -      (53,056,746)
Return of capital ..........................................................                    -                -
                                                                                    -------------    -------------
  Total distributions to shareholders ......................................                    -      (53,056,746)
                                                                                    -------------    -------------
Fund share transactions (Note 6):
Proceeds from shares sold ..................................................          722,881,110      544,700,488
Net asset value of shares issued on reinvestment of distributions ..........                    -       50,005,460
Cost of shares repurchased .................................................         (834,789,996)    (756,060,744)
                                                                                    -------------    -------------
Net increase (decrease) in net assets resulting from fund
   share transactions ......................................................         (111,908,886)    (161,354,796)
                                                                                    -------------    -------------
Total change in net assets .................................................         (131,809,733)    (258,255,566)
Net Assets:
  Beginning of period ......................................................          259,734,801      517,990,367
                                                                                    -------------    -------------
  End of period* ...........................................................        $ 127,925,068    $ 259,734,801
                                                                                    =============    =============

* Including undistributed net investment income (loss) of ..................        $           -    $           -

                                                                                               Asia Fund
                                                                                    ------------------------------
                                                                                      Year Ended      Year Ended
                                                                                     December 31,     December 31,
                                                                                         1997            1996
                                                                                    --------------   -------------
Increase (decrease) in net assets from:
Operations:
Net investment income (loss) ...............................................        $     (36,880)   $    (122,563)
Net realized gain (loss) on investment and foreign currency transactions ...             (234,911)       1,067,644
Net change in unrealized appreciation (depreciation) on investments, forward
  currency contracts, foreign currency, and other assets ...................             (484,070)         172,286
                                                                                    -------------    -------------
Net increase (decrease) in net assets resulting from operations ............             (755,861)       1,117,367
                                                                                    -------------    -------------
Distributions to shareholders:
From net investment income .................................................                    -          (60,408)
In excess of net investment income .........................................                    -          (26,241)
From net realized capital gains ............................................                    -                -
Return of capital ..........................................................                    -                -
                                                                                    -------------    -------------
  Total distributions to shareholders ......................................                    -          (86,649)
                                                                                    -------------    -------------
Fund share transactions (Note 6):
Proceeds from shares sold ..................................................            1,176,022        7,544,424
Net asset value of shares issued on reinvestment of distributions ..........                    -           70,554
Cost of shares repurchased .................................................           (3,166,013)     (16,918,134)
                                                                                    -------------    -------------
Net increase (decrease) in net assets resulting from fund
   share transactions ......................................................           (1,989,991)      (9,303,156)
                                                                                    -------------    -------------
Total change in net assets .................................................           (2,745,852)      (8,272,438)
Net Assets:
  Beginning of period ......................................................            4,218,331       12,490,769
                                                                                    -------------    -------------
  End of period* ...........................................................        $   1,472,479    $   4,218,331
                                                                                    =============    =============

* Including undistributed net investment income (loss) of .................        $     (19,305)   $     (26,241)
                                                                                         Latin America Fund
                                                                                   ------------------------------
                                                                                     Year Ended       Year Ended
                                                                                    December 31,     December 31,
                                                                                        1997            1996
                                                                                   -------------    -------------
Increase (decrease) in net assets from:
Operations:
Net investment income (loss) ...............................................      $     (13,241)   $      36,421
Net realized gain (loss) on investment and foreign currency transactions ...            827,817          336,262
Net change in unrealized appreciation (depreciation) on investments, forward
  currency contracts, foreign currency, and other assets ...................            (57,661)         892,795
                                                                                  -------------    -------------
Net increase (decrease) in net assets resulting from operations ............            756,915        1,265,478
                                                                                  -------------    -------------
Distributions to shareholders:
From net investment income .................................................                  -          (33,214)
In excess of net investment income .........................................                  -                -
From net realized capital gains ............................................                  -                -
Return of capital ..........................................................                  -                -
                                                                                  -------------    -------------
  Total distributions to shareholders ......................................                  -          (33,214)
                                                                                  -------------    -------------
Fund share transactions (Note 6):
Proceeds from shares sold ..................................................          3,074,853        5,984,647
Net asset value of shares issued on reinvestment of distributions ..........                  -           31,901
Cost of shares repurchased .................................................         (2,954,747)      (7,804,895)
                                                                                  -------------    -------------
Net increase (decrease) in net assets resulting from fund
   share transactions ......................................................            120,106       (1,788,347)
                                                                                  -------------    -------------
Total change in net assets .................................................            877,021         (556,083)
Net Assets:
  Beginning of period ......................................................          4,260,561        4,816,644
                                                                                  -------------    -------------
  End of period * ..........................................................      $   5,137,582    $   4,260,561
                                                                                  =============    =============


* Including undistributed net investment income (loss) of ..................      $           -    $           -


                                                                                          Global Income Fund
                                                                                   --------------------------------
                                                                                     Year Ended        Year Ended
                                                                                     December 31,      December 31,
                                                                                         1997             1996
                                                                                   --------------   ---------------
Increase (decrease) in net assets from:
Operations:
Net investment income (loss) ...............................................       $     572,928    $   2,147,950
Net realized gain (loss) on investment and foreign currency transactions ...          (1,079,921)      (1,250,202)
Net change in unrealized appreciation (depreciation) on investments, forward
  currency contracts, foreign currency, and other assets ...................             135,243       (1,008,632)
                                                                                   -------------    -------------
Net increase (decrease) in net assets resulting from operations ............            (371,750)        (110,884)
                                                                                   -------------    -------------
Distributions to shareholders:
From net investment income .................................................            (162,682)      (2,321,770)
In excess of net investment income .........................................                   -          (80,433)
From net realized capital gains ............................................                   -                -
Return of capital ..........................................................            (638,355)               -
                                                                                   -------------    -------------
  Total distributions to shareholders ......................................            (801,037)      (2,402,203)
                                                                                   -------------    -------------
Fund share transactions (Note 6):
Proceeds from shares sold ..................................................             374,048        1,837,136
Net asset value of shares issued on reinvestment of distributions ..........             429,663        1,359,521
Cost of shares repurchased .................................................          (9,708,061)     (21,510,409)
                                                                                   -------------    -------------
Net increase (decrease) in net assets resulting from fund
   share transactions ......................................................          (8,904,350)     (18,313,752)
                                                                                   -------------    -------------
Total change in net assets .................................................         (10,077,137)     (20,826,839)
Net Assets:
  Beginning of period ......................................................          20,353,781       41,180,620
                                                                                   -------------    -------------
  End of period* ...........................................................       $  10,276,644    $  20,353,781
                                                                                   =============    =============


* Including undistributed net investment income (loss) of ..................       $     (68,866)   $     (80,433)

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period:

                                                                                    International Equity Fund
                                                           -------------------------------------------------------------------------
                                                             Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                                            December 31,   December 31,   December 31,   December 31,   December 31,
                                                               1997           1996           1995           1994           1993
                                                           -------------  -------------  -------------  --------------  ------------
Net asset value, beginning of period ......................   $ 11.19        $ 11.27       $ 10.16         $ 13.23         $  9.31
                                                              -------        -------       -------         -------         -------
Income from investment operations:
Net investment income (loss) ..............................     (0.24)+        (0.11)+       (0.08)+         (0.12)+         (0.03)
Net realized and unrealized gain (loss) on investments ....      0.18           1.45          1.20           (0.94)           5.01
                                                              -------        -------       -------         -------         -------
    Total from investment operations ......................     (0.06)          1.34          1.12           (1.06)           4.98
                                                              -------        -------       -------         -------         -------
Less distributions to shareholders:
From net investment income ................................         -          (0.11)            -               -               -
In excess of net investment income ........................         -          (0.09)            -               -               -
From net realized gain ....................................     (0.23)         (1.22)        (0.01)          (2.01)          (1.06)
In excess of net realized capital gain ....................         -              -             -               -               -
                                                              -------        -------       -------         -------         -------
    Total distributions ...................................     (0.23)         (1.42)        (0.01)          (2.01)          (1.06)
                                                              -------        -------       -------         -------         -------
Net asset value, end of period ............................   $ 10.90        $ 11.19       $ 11.27         $ 10.16         $ 13.23
                                                              =======        =======       =======         =======         =======
Total Return**  ...........................................     (0.71)%        12.13%        11.01%          (8.44)%         54.50%
Ratios/Supplemental Data:
Net Assets, end of period (000's) .........................   $13,952        $25,822       $28,546         $32,296         $44,610
Net operating expenses to average daily net assets (Note A)      2.50%          2.39%         2.50%           2.50%           2.50%
Net investment income (loss) to average daily net assets ..     (1.01)%        (1.06)%       (0.64)%         (0.98)%         (0.79)%

Portfolio turnover rate ...................................        51%            84%          101%            155%            151%
Average commission rate++ .................................   $0.0052        $0.0158           N/A             N/A             N/A

Note A: AIB Govett Asset Management Limited (formerly John Govett & Co. Limited) waived a portion of its management fees and Govett Financial Services Limited, a former distributor of the Funds, reimbursed a portion of the other operating expenses of the Funds for the years ended December 31, 1993 and 1994. For the years ended December 31, 1995, 1996, and 1997, AIB Govett Asset Management Limited waived a portion of its management fee and reimbursed a portion of the other operating expenses of the Funds. Without the waiver and reimbursement of expenses, the expense ratios as a percentage of average net assets for the periods indicated would have been:

     Expenses...........................................        3.12%         3.09%          2.75%             2.74%          2.65%

(a) Commencement of Operations was January 1, 1993.
(b) Commencement of Operations was January 1, 1994.
(c) Commencement of Operations was March 7, 1994.
(d) Formerly Pacific Strategy Fund.
(e) Formerly Emerging Markets Fund.
  * Annualized
 ** Total return calculations exclude front end sales load.
  + Per share net investment income (loss) does not reflect the current period's reclassification of permanent differences between book and tax basis net investment income (loss). See Note 1.
 ++ For the fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for trades on which commissions were charged.

See accompanying notes to the financial statements.


                                                                                 Emerging Markets Equity Fund (e)
                                                             ----------------------------------------------------------------------
                                                              Year Ended     Year Ended    Year Ended    Year Ended    Year Ended
                                                              December 31,   December 31,  December 31,  December 31,  December 31,
                                                                 1997           1996         1995          1994          1993
                                                              -------------  ------------  ------------  ------------  ------------
Net asset value, beginning of period ......................  $    13.66     $   12.24     $  13.29        $   17.70     $    10.72

                                                             ----------     ---------     --------        ---------     ----------
Income from investment operations:
Net investment income (loss) ..............................       (0.11)+       (0.13)+      (0.06)+          (0.11)+        (0.05)

Net realized and unrealized gain (loss) on investments ....       (1.31)         1.61        (0.98)           (1.93)          8.36
                                                             ----------     ---------     --------        ---------     ----------
    Total from investment operations ......................       (1.42)         1.48        (1.04)           (2.04)          8.31
                                                             ----------     ---------     --------        ---------     ----------
Less distributions to shareholders:
From net investment income ................................           -             -            -                -              -
In excess of net investment income ........................           -         (0.06)           -                -              -
From net realized gain ....................................           -             -        (0.01)           (2.33)         (1.33)
In excess of net realized capital gain ....................           -             -            -            (0.04)             -
                                                             ----------     ---------     --------        ---------     ----------
    Total distributions ...................................           -         (0.06)       (0.01)           (2.37)         (1.33)
                                                             ----------     ---------     --------        ---------     ----------
Net asset value, end of period ............................  $    12.24     $   13.66     $  12.24        $   13.29     $    17.70
                                                             ==========     =========     ========        =========     ==========

Total Return** ............................................      (10.40)%       12.08%       (7.84)%         (12.65)%        79.73%
Ratios/Supplemental Data:
Net Assets, end of period (000's) .........................  $   32,899     $  56,814     $ 75,887        $  76,812     $   71,422
Net operating expenses to average daily net assets (Note A)        2.50%         2.38%        2.50%            2.50%          2.50%
Net investment income (loss) to average daily net assets ..       (0.54)%       (0.62)%      (0.49)%          (0.77)%        (0.88)%
Portfolio turnover rate ...................................         120%          122%         115%             140%           143%
Average commission rate++ .................................  $   0.0023     $  0.0011          N/A              N/A            N/A













        Expenses...........................................        2.91%         2.62%        2.78%            2.65%          2.52%


                                                                                   Smaller Companies Fund
                                                              ---------------------------------------------------------------------
                                                               Year Ended    Year Ended    Year Ended     Year Ended     Year Ended
                                                               December 31,  December 31,  December 31,  December 31,   December 31,
                                                                 1997           1996         1995           1994          1993 (a)
                                                             --------------  ------------  ------------  ------------  -------------
Net asset value, beginning of period ......................  $      21.83    $    29.96    $     19.06    $    15.85   $     10.00
                                                             ------------    ----------    -----------    ----------   -----------
Income from investment operations:
Net investment income (loss) ..............................         (0.43)+       (0.44)+        (0.30)+       (0.10)+       (0.06)
Net realized and unrealized gain (loss) on investments ....         (2.31)        (2.84)         13.32          4.47          5.91
                                                             ------------    ----------    -----------    ----------   -----------
    Total from investment operations ......................         (2.74)        (3.28)         13.02          4.37          5.85
                                                             ------------    ----------    -----------    ----------   -----------
Less distributions to shareholders:
From net investment income ................................             -             -              -             -             -
In excess of net investment income ........................             -             -              -             -             -
From net realized gain ....................................             -         (4.85)         (2.12)        (1.16)            -
In excess of net realized capital gain ....................             -             -              -             -             -
                                                             ------------    ----------    -----------    ----------   -----------
    Total distributions ...................................             -         (4.85)         (2.12)        (1.16)            -
                                                             ------------    ----------    -----------    ----------   -----------
Net asset value, end of period ............................  $      19.09    $    21.83    $     29.96    $    19.06   $     15.85
                                                             =============   ==========    ===========    ==========   ===========

Total Return**  ...........................................        (12.55)%      (10.62)%        69.13%        28.68%        58.50%
Ratios/Supplemental Data:
Net Assets, end of period (000's) .........................  $    127,925    $  259,735    $   517,990    $   76,873   $    39,681
Net operating expenses to average daily net assets (Note A)          1.95%         1.81%          1.95%         1.95%         1.95%
Net investment income (loss) to average daily net assets ..         (1.64)%       (1.40)%        (1.64)%       (1.13)%       (0.93)%

Portfolio turnover rate ...................................            77%          406%           280%          519%          483%
Average commission rate++ .................................  $      0.057    $   0.0581            N/A           N/A           N/A












        Expenses...........................................          2.59%         2.08%          2.12%         2.40%         2.44

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period:

                                                                                              Asia Fund (d)
                                                                     ------------------------------------------------------------
                                                                       Year Ended       Year Ended     Year Ended     Year Ended
                                                                      December 31,     December 31,   December 31,   December 31,
                                                                          1997             1996           1995         1994 (b)
                                                                     --------------  --------------- -------------  -------------
Net asset value, beginning of period .............................   $      9.15      $      8.53      $      8.79     $     10.00
                                                                     -----------      -----------      -----------     -----------
Income from investment operations:
Net investment income (loss) .....................................         (0.20)+          (0.26)+          (0.05)+         (0.18)+

Net realized and unrealized gain (loss) on investments ...........         (3.01)            1.05            (0.21)          (1.03)
                                                                     -----------      -----------      -----------     -----------
    Total from investment operations .............................         (3.21)            0.79            (0.26)          (1.21)
                                                                     -----------      -----------      -----------     -----------
Less distributions to shareholders:
From net investment income .......................................             -            (0.12)               -               -
In excess of net investment income ...............................             -            (0.05)               -               -
From net realized gain ...........................................             -                -                -               -
In excess of net realized capital gain ...........................             -                -                -               -
Return of capital ................................................             -                -                -               -
                                                                     -----------      -----------      -----------     -----------
    Total distributions ..........................................             -            (0.17)               -               -
                                                                     -----------      -----------      -----------     -----------
Net asset value, end of period ...................................   $      5.94      $      9.15      $      8.53     $      8.79
                                                                     ===========      ===========      ===========     ===========
Total Return** ...................................................        (35.08)%           9.33%           (2.96)%        (12.10)%
Ratios/Supplemental Data:
Net Assets, end of period (000's) ................................   $     1,472      $     4,218      $    12,491     $    13,849
Net operating expenses to average daily net assets (Note A) ......          2.50%            2.50%            2.50%           2.50%
Net investment income (loss) to average daily net assets .........         (1.39)%          (1.51)%          (0.67)%         (1.33)%

Portfolio turnover rate ..........................................           172%             170%             163%            213%
Average commission rate++ ........................................   $    0.0078      $    0.0102              N/A             N/A

--------------------------------
Note A: AIB Govett Asset Management Limited (formerly John Govett & Co. Limited) waived a portion of its management fees and Govett Financial Services Limited, a former distributor of the Funds, reimbursed a portion of the other operating expenses of the Funds for the years ended December 31, 1993 and 1994. For the years ended December 31, 1995, 1996, and 1997, AIB Govett Asset Management Limited waived a portion of its management fee and reimbursed a portion of the other operating expenses of the Funds. Without the waiver and reimbursement of expenses, the expense ratios as a percentage of average net assets for the periods indicated would have been:

     Expenses....................................................         11.09%           6.66%              3.62%          2.66%

(a) Commencement of Operations was January 1, 1993.
(b) Commencement of Operations was January 1, 1994.
(c) Commencement of Operations was March 7, 1994.
(d) Formerly Pacific Strategy Fund.
(d) Formerly Emerging Markets Fund.
  * Annualized
 ** Total return calculations exclude front end sales load.
  + Per share net investment income (loss) does not reflect the current period's reclassification of permanent differences between book and tax basis net investment income (loss). See Note 1.
 ++ For the fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for trades on which commissions were charged.

See accompanying notes to the financial statements.



                                                                                  Latin America Fund
                                                              --------------------------------------------------------
                                                                Year Ended    Year Ended    Year Ended   Period Ended
                                                               December 31,  December 31,  December 31,  December 31,
                                                                   1997          1996         1995         1994 (c)
                                                               ------------  ------------  ------------ --------------
Net asset value, beginning of period ......................... $      7.97    $     6.44   $      7.89    $    10.00
                                                               -----------    ----------   -----------    ----------
Income from investment operations:
Net investment income (loss) .................................       (0.02)+        0.07+        (0.01)+       (0.09)+
Net realized and unrealized gain (loss) on investments .......        1.62          1.52         (1.44)        (1.53)
                                                               -----------    ----------   -----------    ----------
    Total from investment operations .........................        1.60          1.59         (1.45)        (1.62)
                                                               -----------    ----------   -----------    ----------
Less distributions to shareholders:
From net investment income ...................................           -         (0.06)            -             -
In excess of net investment income ...........................           -             -             -             -
From net realized gain .......................................           -             -             -         (0.27)
In excess of net realized capital gain .......................           -             -             -         (0.22)
Return of capital ............................................           -             -             -             -
                                                               -----------    ----------   -----------    ----------
    Total distributions ......................................           -         (0.06)            -         (0.49)
                                                               -----------    ----------   -----------    ----------
Net asset value, end of period ............................... $      9.57    $     7.97   $      6.44    $     7.89
                                                               ===========    ==========   ===========    ==========
Total Return**  ..............................................       20.08%        24.74%       (18.38)%      (16.94)%
Ratios/Supplemental Data:
Net Assets, end of period (000's) ............................ $     5,138    $    4,261   $     4,817    $    7,096
Net operating expenses to average daily net assets (Note A) ..        2.50%         2.50%         2.50%         2.50%*
Net investment income (loss) to average daily net assets .....       (0.25)%        0.54%         0.00%        (1.06)%*
Portfolio turnover rate ......................................         123%          150%          127%          185%
Average commission rate++ .................................... $    0.0009    $   0.0005           N/A           N/A

--------------------------------
Note A: AIB Govett Asset Management Limited (formerly John Govett & Co. Limited) waived a portion of its management fees and Govett Financial Services Limited, a former distributor of the Funds, reimbursed a portion of the other operating expenses of the Funds for the years ended December 31, 1993 and 1994. For the years ended December 31, 1995, 1996, and 1997, AIB Govett Asset Management Limited waived a portion of its management fee and reimbursed a portion of the other operating expenses of the Funds. Without the waiver and reimbursement of expenses, the expense ratios as a percentage of average net assets for the periods indicated would have been:

        Expenses..............................................        5.47%         6.49%         5.66%         3.35%*


                                                                                       Global Income Fund
                                                            -----------------------------------------------------------------------
                                                             Year Ended    Year Ended     Year Ended     Year Ended     Year Ended
                                                            December 31,  December 31,    December 31,   December 31,  December 31,
                                                                1997          1996           1995           1994           1993
                                                            ------------- ------------  --------------  ------------- -------------
Net asset value, beginning of period .....................  $     8.32    $      8.97   $      8.48     $     10.16   $      9.77
                                                            ----------    -----------   -----------     -----------   -----------
Income from investment operations:
Net investment income (loss) .............................        0.26+          0.57+         0.63+           0.76+         0.99
Net realized and unrealized gain (loss) on investments ...       (0.30)         (0.54)         0.53           (1.67)         0.66
                                                            ----------    -----------   -----------     -----------   -----------
    Total from investment operations .....................       (0.04)          0.03          1.16           (0.91)         1.65
                                                            ----------    -----------   -----------     -----------   -----------
Less distributions to shareholders:
From net investment income ...............................       (0.12)         (0.66)        (0.63)          (0.24)        (0.95)
In excess of net investment income .......................           -          (0.02)        (0.04)              -             -
From net realized gain ...................................           -              -             -               -         (0.31)
In excess of net realized capital gain ...................           -              -             -               -             -
Return of capital ........................................       (0.34)             -             -           (0.53)            -
                                                            ----------    -----------   -----------     -----------   -----------
    Total distributions ..................................       (0.46)         (0.68)        (0.67)          (0.77)        (1.26)
                                                            ----------    -----------   -----------     -----------   -----------
Net asset value, end of period ...........................  $     7.82    $      8.32   $      8.97     $      8.48   $     10.16
                                                            ==========    ===========   ===========     ===========   ===========
Total Return**  ..........................................       (0.35)%         0.34%        14.11%          (9.76)%       17.67%
Ratios/Supplemental Data:
Net Assets, end of period (000's) ........................  $   10,277    $    20,354   $    41,181     $    51,691   $    82,000
Net operating expenses to average daily net assets
  (Note A) ...............................................        1.75%          1.64%         1.75%           1.75%         1.72%
Net investment income (loss) to average daily net
  assets .................................................        4.23%          7.17%         7.45%           8.30%         9.66%
Portfolio turnover rate ..................................          76%           236%          249%            701%          328%
Average commission rate++ ................................         N/A            N/A           N/A             N/A           N/A

--------------------------------
Note A: AIB Govett Asset Management Limited (formerly John Govett & Co. Limited) waived a portion of its management fees and Govett Financial Services Limited, a former distributor of the Funds, reimbursed a portion of the other operating expenses of the Funds for the years ended December 31, 1993 and 1994. For the years ended December 31, 1995, 1996, and 1997, AIB Govett Asset Management Limited waived a portion of its management fee and reimbursed a portion of the other operating expenses of the Funds. Without the waiver and reimbursement of expenses, the expense ratios as a percentage of average net assets for the periods indicated would have been:

        Expenses.............................................. 2.82%     2.38%           1.93%           1.95%           1.72%

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1--Significant Accounting Policies

The Govett Funds, Inc. (the "Company") was established as a Maryland corporation on November 13, 1990. The Company's Articles of Incorporation permit the Directors to create an unlimited number of series, each of which may issue one or more separate classes of shares. The Company presently consists of six series (individually a "Fund", and together the "Funds"), which are registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act") and three series, which are currently in registration with the SEC under the 1940 Act. Govett International Equity Fund, Govett Emerging Markets Equity Fund (formerly Govett Emerging Markets Fund), Govett Smaller Companies Fund and Govett Asia Fund (formerly Govett Pacific Strategy Fund), are all diversified, open-end management investment companies. Govett Latin America Fund and Govett Global Income Fund are both nondiversified, open-end management investment companies. Each of the Funds has authorized the issuance of Class A, Class B and Institutional Class Shares. On May 16, 1997, the Board of Directors approved the reclassification of Class C Shares as Institutional Class shares. At that time the Board also authorized the filing of an amendment to the Fund's registration statement with the Securities and Exchange Commission, to delete references to Class C Shares and to describe the characteristics of the Institutional Class Shares. As of December 31, 1997, only Class A shares of the six series registered with the SEC had been sold to the public.

Govett International Equity Fund seeks long-term capital appreciation by investing primarily in equity securities of companies located throughout the world. Govett Emerging Markets Equity Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located in emerging markets. Govett Smaller Companies Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies. Govett Asia Fund seeks long-term capital appreciation by investing primarily in equity securities of companies located in the Pacific Rim. Govett Latin America Fund seeks long-term capital appreciation by investing primarily in equity and debt securities of companies located in Latin America. Govett Global Income Fund seeks primarily a high level of current income, consistent with preservation of capital, by investing primarily in foreign debt securities, and has a secondary objective of capital appreciation.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Portfolio Valuation--Portfolio securities listed or traded on domestic or foreign securities exchanges are valued at the last quoted sales price. Securities listed or traded on the over-the-counter market are valued at the mean between the latest available current bid and asked prices. Bonds and short-term debt securities with remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, they are based on prices for securities of comparable maturity, quality and type. Prices are obtained from pricing services as authorized by the Company's Board of Directors. Short-term debt securities which mature in 60 days or less are valued at amortized cost. Foreign securities quoted in foreign currency are translated into U.S. dollars at the foreign currency rates applicable on that day or at such other rates as AIB Govett Asset Management Limited (formerly John Govett & Co. Limited (the "Manager")) may determine to be appropriate in computing net asset value. Securities for which there are no representative quotations or valuations are valued at fair value, determined in good faith, as authorized by the Company's Board of Directors.

Repurchase Agreements--Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Fund may experience a loss if the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Foreign Currency Translation--The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the foreign currency exchange rates applicable on

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

that day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment transactions.

Forward Currency Exchange Contract--The Funds may enter into forward currency exchange contracts in connection with planned purchases or sales of securities or to hedge the value of some or all of a Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in currency exchange rates applicable on that day. Forward currency contracts are marked-to-market daily using the forward foreign currency exchange rates applicable on that day or at such other rates as the Manager may determine to be appropriate. The change in value is recorded by the Funds as an unrealized gain or loss. When a forward currency contract is extinguished, either by delivering the currency or by entering into another forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at settlement date. The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably relative to the U.S. dollar.

Options--The Funds may purchase option contracts to manage its exposure to general market conditions. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price.

The maximum exposure to loss for any purchase option is limited to the premium initially paid for the option. Risks may arise if counterparties do not perform under the contract's terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions.

Security Forward Purchase Commitments--The Global Income Fund may enter into security forward purchase commitments ("forward commitments"). Forward commitments are securities purchased for delivery beyond the normal settlement date at a stated price or yield, and no income accrues to the Fund on such securities prior to delivery. Forward commitments are marked-to-market on a daily basis. The change in value is recorded by the Fund as an unrealized gain or loss. When the Fund enters into a forward commitment transaction, it establishes a segregated account in which it maintains appropriate securities in an amount at least equal in value to the Fund's commitment to purchase such security. It is the Fund's intention to sell securities purchased on a forward commitment basis prior to settlement date. The Fund may experience a loss if a counterparty does not perform under the contract's terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis.

Taxes--The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. The Funds' policy is to distribute all of their taxable income, including any net realized gain on investments, to shareholders within the prescribed time periods. Therefore, no provision for income or excise tax is necessary. At December 31, 1997, the following Funds had approximate capital loss carry forwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:

                                         Expiration Date December 31,
                            -----------------------------------------------------
                               2002           2003         2004          2005          Total
                            ----------    -----------   ----------    -----------   -----------
Emerging Markets
 Equity .................            --   $ 2,573,000            --            --   $ 2,573,000
Smaller
 Companies ..............            --            --            --   $14,359,000    14,359,000
Asia ....................            --     1,953,000            --        47,000     2,000,000
Latin
 America ................            --       895,000            --            --       895,000
Global Income ...........   $ 2,210,000       170,000   $ 1,412,000       745,000     4,537,000

Distributions to Shareholders--The International Equity Fund, Emerging Markets Equity Fund, Smaller Companies Fund, Asia Fund and Latin America Fund intend to declare and pay distributions from net investment income and net realized capital gains, if any, annually. The Global Income Fund seeks to declare dividends daily and to pay dividends monthly from net investment income, if any, and to declare and pay distributions from net realized capital gains, if any, annually.

Income and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, post-October losses, option and forward transactions, currency contracts, organization

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

costs, losses deferred due to wash sales transactions, market discount and realized gains on sales of investments in passive foreign investment companies.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments and foreign currency transactions. Undistributed net investment income (loss) and accumulated net realized gain (loss) may include temporary book and tax differences which should reverse in a subsequent period.

Distributions in excess of tax basis earnings and profits will be reported in the Fund's financial statements as a return of capital. Furthermore, differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or in excess of accumulated net realized gains.

Security Transactions and Related Investment Income--Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Original issue discount and premium on debt securities is amortized using the yield to maturity method. Market discount on debt securities is amortized on a straight-line basis. Withholding taxes on foreign interest and dividend income have been withheld in accordance with the applicable country's tax treaty with the U.S.

Organization Expenses--Organization expenses are amortized on a straight line basis over a period of 60 months from commencement of operations of each Fund. In the event that any of the initial shares purchased by the Manager or its affiliated companies are redeemed during the amortization period by any holder thereof, the Funds will be reimbursed for any remaining unamortized organization expenses in the same proportion as the number of initial shares redeemed bears to the total number of initial shares outstanding at the time of redemption.

Expenses--A significant portion of the Company's expenses are directly related to individual Funds. Expenses of the Fund not directly attributable to the operations of specific class of shares are allocated pro rata to each class on the basis of the relative net assets of the respective classes. Expenses which are not readily attributable to a specific Fund are allocated in such manner as deemed equitable by the Company's Board of Directors, taking into consideration, among other things, the nature and type of expense.

Note 2--Management Fees and Affiliated Service Providers

The Manager, pursuant to the terms of an investment management contract, provides all investment management services to the Funds. As compensation for these services, the Manager earns a monthly fee computed at an annual rate of 1.00% (0.75% for the Global Income Fund) of the value of the daily average net assets of each Fund. The Manager has agreed to voluntarily waive a portion of its management fee and to reimburse a portion of the other operating expenses of the International Equity Fund, Emerging Markets Equity Fund, Smaller Companies Fund, Asia Fund, Latin America Fund, and Global Income Fund through December 31, 1997, to the extent that the Funds' annual ordinary operating expenses exceed 2.50%, 2.50%, 1.95%, 2.50%, 2.50%, and 1.75% of its average daily net assets, respectively.

Prior to January 9, 1997, the Manager had entered into a Subadvisory Agreement with Berkeley Capital Management (the "Subadvisor") whereby the Subadvisor provided day-to-day investment advisory services to the Smaller Companies Fund. Effective January 9, 1997, the Manager assumed full investment management control of the Smaller Companies Fund.

In 1997, AIB Asset Management Holdings Limited ("AIBAMH") made several adjustments to its operating structure in order to more effectively provide investment management services to its clients around the world. A new U.S. company, AIB Govett, Inc. ("AIB Govett"), was formed to provide these services to North American clients. In addition, John Govett & Co. Ltd., which had served as investment manager to the Funds, changed its name to AIB Govett Asset Management Limited ("AIB Govett London"). AIB Govett and AIB Govett London are wholly-owned subsidiaries of AIBAMH.

Effective January 1, 1998, AIB Govett will be investment advisor to the Funds with AIB Govett London serving as investment subadviser to all Funds. The reorganization did not result in any change of actual control or management of AIB Govett London or in any change of management of the Funds. In particular, the same individuals who provided services to the Funds prior to the reorganization continue to provide the same services.

The terms of the new advisory agreements are substantially similar to the former advisory agreement. The investment management fees paid by the Funds are not effected by the change in investment advisory responsibility from AIB Govett London to AIB Govett.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

No officer, director or employee of the Manager or its affiliates receives any compensation from the Company for serving as an officer or director of the Company. The compensation of the unaffiliated directors of the Company is borne by the Company.

Note 3--Distribution Agreement/12b-1 Plan

The Funds have adopted a Distribution and Service Plan for their Class A shares pursuant to Rule 12b-1 of the 1940 Act. The Funds pay the Distributor a quarterly distribution fee equal to an annual rate of 0.50% (0.35% for the Global Income Fund) of the value of each Fund's average daily net assets, attributable to Class A shares, for providing ongoing distribution services and facilities to the Fund's Class A shares. This is a "compensation plan" that does not provide for continued payments to a distributor upon termination of the distribution agreement. Effective April 1, 1997, FPS Broker Services, Inc. became the Funds' distributor.

Pursuant to Rule 12b-1, the Board of Directors of the Company has approved a modification of the existing Class A 12b-1 Plan, effective February 1, 1998, which reduces the ongoing distribution fee paid by each Fund to the Distributor to an annual rate of 0.35% of each Fund's aggregate average daily net assets attributable to its Class A shares.

Note 4--Line Of Credit

The Company has entered into an agreement with Chase Manhattan Bank ("Chase") under which Chase agrees to provide a 364 day committed line of credit to the Funds. During the year ended December 31, 1997, maximum loan amounts under the terms of the agreement could not exceed 10% of each Fund's net asset value at the time of borrowing. Borrowing under the agreement cannot exceed $30,250,000 in the aggregate. Interest on amounts loaned are calculated at the Chase New York Prime Rate plus 0.25% per annum. The Funds also pay to Chase a commitment fee of 0.20% per annum on the unused amount of the line of credit.

As of December 31, 1997, under the Credit Agreement with Chase, the Emerging Markets Equity Fund and Global Income Fund had $1,174,503 and $100,000 outstanding, respectively.

For the year ended December 31, 1997, the Funds had borrowings from Chase under the arrangement as follows. The average daily balance is calculated by totaling the amount of money advanced and dividing by the number of days the loan was outstanding.

                         Average        Maximum
                          Daily       Outstanding      Average     Interest
                         Balance       Borrowing    Interest Rate    Expense
                         -------      -----------   -------------   --------
International Equity.    $264,822     $ 2,300,000        8.75%       $23,478
Emerging Markets
  Equity ............     332,945       2,300,000        8.75         29,022
Smaller Companies ...     679,151      11,950,000        8.75         61,954
Asia ................     127,562         795,000        8.75          9,825
Latin America .......      16,855         428,000        8.75            127
Global Income .......      55,658         600,000        8.75          4,858

Note 5--Purchases and Sales of Securities

Costs of purchases and proceeds from sales of securities, excluding short-term obligations, for the year ended December 31, 1997, were as follows. Only the Global Income Fund had U.S. Government securities transactions.

                                                   Purchases       Sales
                                                 ------------   ------------
International Equity .........................   $ 10,963,175   $ 23,582,215
                                                 ============   ============
Emerging Markets Equity ......................   $ 61,720,561   $ 85,762,562
                                                 ============   ============
Smaller Companies ............................   $126,835,852   $239,186,009
                                                 ============   ============
Asia .........................................   $  4,302,179   $  6,344,022
                                                 ============   ============
Latin America ................................   $  6,282,696   $  6,333,974
                                                 ============   ============
Global Income:
  U.S Government securities ..................   $    744,188   $  2,631,164
  Other Investments ..........................      8,295,886      8,222,381
                                                 ============   ============
                                                 $  9,040,074   $ 10,853,545
                                                 ============   ============

Note 6--Fund Share Transactions

The Company's Articles of Incorporation permit the Company's Board of Directors to establish separate series (or Funds) and to issue up to a total of three billion shares, with 250 million shares authorized for each Fund. Transactions in fund shares for the periods indicated below are as follows:

                                      International Equity      Emerging Markets
                                             Fund                  Equity Fund
                                   ---------------------------------------------------
                                    Year Ended   Year Ended   Year Ended    Year Ended
                                     12/31/97     12/31/96     12/31/97      12/31/96
                                   -----------   ----------   ----------    ----------
Shares sold ...................      435,290      1,045,705    2,079,986     4,501,935
Shares issued on
  reinvestment of
  distributions ...............       31,581        255,018           --        16,595
Shares repurchased ............   (1,494,963)    (1,525,675)  (3,550,796)   (6,561,346)
                                  ----------     ----------   ----------    ----------
Net increase (decrease)  ......   (1,028,092)      (224,952)  (1,470,810)   (2,042,816)
Fund shares:
  Beginning of
    period ....................    2,307,951      2,532,903    4,159,195     6,202,011
                                  ----------     ----------   ----------    ----------
  End of period ...............    1,279,859      2,307,951    2,688,385     4,159,195
                                  ==========     ==========   ==========    ==========

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

                                     Smaller Companies
                                           Fund                        Asia Fund
                                ---------------------------     -------------------------
                                 Year Ended     Year Ended      Year Ended    Year Ended
                                  12/31/97       12/31/96        12/31/97      12/31/96
                                ------------    -----------     ----------    -----------
Shares sold ..................    36,785,126     19,765,798        133,395        828,391
Shares issued on
  reinvestment of
  distributions ..............            --      2,227,722             --          7,841
Shares repurchased ...........   (41,983,474)   (27,384,907)      (346,615)    (1,839,546)
                                ------------    -----------     ----------    -----------
Net increase (decrease) ......    (5,198,348)    (5,391,387)      (213,220)    (1,003,314)
Fund shares:
  Beginning of
    period ...................    11,899,434     17,290,821        461,073      1,464,387
                                ------------    -----------     ----------    -----------
  End of period ..............     6,701,086     11,899,434        247,853        461,073
                                ============    ===========     ==========    ===========

                                         Latin America Fund         Global Income Fund
                                     ------------------------    ------------------------
                                     Year Ended    Year Ended    Year Ended    Year Ended
                                      12/31/97      12/31/96      12/31/97      12/31/96
                                     ----------    ----------    ----------    ----------
Shares sold ......................      315,132       802,452        40,235       212,508
Shares issued on
  reinvestment of
  distributions ..................           --         4,029        62,277       158,248
Shares repurchased ...............     (312,949)   (1,020,006)   (1,235,195)   (2,515,381)
                                     ----------    ----------    ----------    ----------
Net increase (decrease) ..........        2,183      (213,525)   (1,132,683)   (2,144,625)
Fund shares:
  Beginning of
    period .......................      534,536       748,061     2,447,315     4,591,940
                                     ----------    ----------    ----------    ----------
  End of period ..................      536,719       534,536     1,314,632     2,447,315
                                     ==========    ==========    ==========    ==========

Note 7--Federal Income Tax Cost

At December 31, 1997, the cost and gross unrealized appreciation and depreciation in value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

                             International     Emerging          Smaller
                                Equity      Markets Equity      Companies
                                 Fund            Fund             Fund
                           -------------    --------------   -------------
Aggregate cost .........   $  10,738,234    $   32,546,587   $ 120,889,132
                           =============    ==============   =============
Gross unrealized
  appreciation .........       3,858,052         3,791,567      15,940,486
Gross unrealized
  depreciation .........      (1,250,506)       (3,854,736)    (21,175,342)
                           -------------    --------------   -------------
Net unrealized
  appreciation
  (depreciation) .......   $   2,607,546    $      (63,169)  $  (5,234,856)
                           =============    ==============   =============


                                              Latin           Global
                               Asia           America         Income
                               Fund            Fund            Fund
                          ------------    ------------    ------------
Aggregate cost ........   $  1,793,495    $  4,655,906    $ 10,403,502
                          ============    ============    ============

Gross unrealized
  appreciation ........         54,037         681,886         205,800
Gross unrealized
  depreciation ........       (433,371)       (395,341)       (439,835)
                          ------------    ------------    ------------

Net unrealized
  appreciation
  (depreciation) ......   $   (379,334)   $    286,545    $   (234,035)
                          ============    ============    ============

Note 8--Financial Instruments

The Funds regularly trade financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to market risk, such as interest rates and foreign currency exchange rates. These financial instruments include forward currency exchange contracts and security forward commitments. The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered. Security forward commitments involve purchasing or selling securities on a delayed delivery basis, which may be settled on their original terms or closed out with an offsetting transaction on or before the settlement date.

The difference between the offsetting or closed out transactions is receivable or payable on the original settlement date. At December 31, 1997 there were no open security forward commitments. The forward foreign currency contracts at December 31, 1997 were as follows:

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

                      Forward Foreign Currency Contracts

                                                                                                                        Net
                                                                                                    In               Unrealized
                                    Settle                     Contracts to                       Exchange          Appreciation
                                     Date        Currency     Deliver/Receive    Currency           For            (Depreciation)
                                    -------      --------     ---------------    --------         --------         --------------
International Equity Fund
Purchases                           1/26/98         USD         112,710,000         JPY           1,000,000         $  (132,786)
                                    1/26/98         USD         110,080,000         JPY           1,000,000            (153,022)
                                    1/26/98         USD          55,895,000         JPY             500,000             (69,933)
                                    4/14/98         USD           5,780,500         FRF           1,000,000             (33,907)
                                    4/29/98         USD           1,541,600         NLG             800,000             (34,280)
                                    4/30/98         USD             990,850         CHF             700,000             (12,225)
                                    4/30/98         USD           1,711,500         DEM           1,000,000             (42,121)
Sales                               1/5/98          JPY          47,000,000         USD             361,122                 900
                                    1/26/98         JPY         282,150,000         USD           2,500,000             329,080
                                    4/14/98         FRF           5,610,000         USD           1,000,000              62,403
                                    4/29/98         NLG           1,515,760         USD             800,000              47,115
                                    4/30/98         CHF             989,520         USD             700,000              13,148
                                    4/30/98         DEM           1,683,500         USD           1,000,000              57,792
                                                                                                                    -----------
                                                                                                                    $    32,164
                                                                                                                    ===========
Asia Fund
Sales                               1/5/98          JPY          47,000,000         USD             361,122         $     5,103
                                                                                                                    ===========
Global Income Fund
Purchases                           1/12/98         USD          77,880,000         JPY             600,000         $    (2,032)
Sales                               1/12/98         GBP             790,274         USD           1,300,000               2,129
                                    1/12/98         JPY          75,870,000         USD             600,000              17,465
                                                                                                                    -----------
                                                                                                                    $    17,562
                                                                                                                    ===========

The principal amounts of each non-U.S. dollar denominated contract is stated in the currency in which the contract is denominated.


CHF - Swiss Franc            DEM - German Mark
FRF - French Franc           GBP - British Pound
JPY - Japanese Yen           NLG - Netherland Guilder
USD - United States Dollar


Note 9--Portfolio Investment Risks

These risks and considerations may involve adverse political and economic developments and the possible imposition or currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities.

--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited):

Govett International Equity Fund hereby designates $132,895, at the 28% tax bracket, as a long-term capital gain dividend for the purpose of the dividend paid deduction on the Fund's Federal income tax return.

For the year ended December 31, 1997, Govett Global Income Fund earned 33.8% of it's income from direct U.S. treasury obligations.

--------------------------------------------------------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------

To The Board of Directors and Shareholders of The Govett Funds, Inc.

We have audited the accompanying statements of assets and liabilities of The Govett Funds, Inc. (the "Funds"), including the schedules of investments as of December 31, 1997, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended December 31, 1996 and the financial highlights for each of the four years in the period ended December 31, 1996 were audited by other auditors whose report dated February 21, 1997 expressed an unqualified opinion thereon.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1997 financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of The Govett Funds, Inc. as of December 31, 1997, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended in conformity with generally accepted accounting principles.

Boston, Massachusetts                                COOPERS & LYBRAND L.L.P.
February 20, 1998

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                                       45
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                                       46

The Govett Funds, Inc.










Board of Directors

Patrick K. Cunneen, Chairman
Elliott L. Atamian
Sir Victor Garland
James M. Oates
Frank R.Terzolo